UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-00066

American Balanced Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]
The right choice for the long term®

American Balanced Fund

[photo of a field of flowers - trees in the background]

Annual report for the year ended December 31, 2009

American Balanced Fund® seeks conservation of capital, current income and long-term growth of both capital and income by investing in common stocks and fixed-income securities. The fund approaches the management of its investments as if they constituted the complete investment program of the prudent investor.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 5 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 29.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 26 and 27 for details.

The fund’s 30-day yield for Class A shares as of January 31, 2010, calculated in accordance with the Securities and Exchange Commission formula, was 2.13%. The fund’s distribution rate for Class A shares as of that date was 2.41%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Equity investments are subject to market fluctuations. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

American Balanced Fund results*
(yearly returns through December 31)

	Value of	Income	Total
	principal	return	return†

1975 (from July 26)	2.4%	3.2%	5.6%
1976	20.0	6.0	26.0
1977	–4.5	5.2	0.7
1978	0.6	5.6	6.2
1979	1.6	6.0	7.6
1980	7.1	7.3	14.4
1981	–3.5	7.9	4.4
1982	20.8	8.6	29.4
1983	8.4	7.7	16.1
1984	2.2	7.2	9.4
1985	22.3	6.8	29.1
1986	10.9	6.0	16.9
1987	–2.3	6.3	4.0
1988	6.6	6.3	12.9
1989	14.9	6.6	21.5
1990	–7.3	5.7	–1.6
1991	18.6	6.1	24.7
1992	4.4	5.1	9.5
1993	6.3	5.0	11.3
1994	–4.2	4.5	0.3
1995	22.4	4.7	27.1
1996	9.2	4.0	13.2
1997	17.1	3.9	21.0
1998	7.5	3.6	11.1
1999	–0.1	3.6	3.5
2000	12.0	3.9	15.9
2001	4.5	3.7	8.2
2002	–9.0	2.7	–6.3
2003	20.2	2.6	22.8
2004	6.8	2.1	8.9
2005	0.9	2.2	3.1
2006	9.1	2.7	11.8
2007	3.8	2.8	6.6
2008	–28.5	2.8	–25.7
2009	18.1	3.0	21.1

Average annual total return:			10.8%

*Capital Research and Management Company became the fund’s investment adviser on July 26, 1975.

†Total return measures capital appreciation and income return, assuming reinvestment of dividends and capital gain distributions.

Fellow shareholders:

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Equity returns recovered strongly for the year just ended, a welcome relief from the precipitous declines of 2008. Stocks, as measured by Standard & Poor’s 500 Composite Index, rose 26.5%.* Investment-grade bonds, as measured by Barclays Capital U.S. Aggregate Index, gained 5.9%. American Balanced Fund (AMBAL) achieved its best absolute return since 2003, rising 21.1%. The S&P 500 and the Barclays Capital indexes are unmanaged.

*All results refer to total return.

There are two primary methods by which our results may be evaluated against benchmarks. First, since the fund invests in both stocks and bonds, the two indexes above can be weighted 60%-40% in favor of stocks over bonds, which is the typical mix of a balanced fund. In 2009, the 60%/40% S&P/BC Index had a total return of 18.3%. Second, one may look at the Lipper Balanced Funds Index, which includes the 30 largest balanced funds. That index had a return of 23.4%. These two measures usually produce similar results. They have, however, varied substantially from each other during the past two years. A more detailed analysis of long-term results may be found on page 3.

Looking back at 2009, the equity market seemed very much like a roller coaster ride. After declining 37% in 2008, it continued to drop sharply in the first nine weeks of the new year. It reached a low on March 9, 2009, 57% below the peak of October 2007, representing the worst point-to-point market decline in 70 years. From there, it then rocketed up 65% to its close at year-end.

Fixed-income markets in 2009 completed a reversal of their trend in 2008, when the only section of the bond market that did well was government bonds. In that year, credit-sensitive bonds, including corporate bonds, were down sharply. By contrast, in 2009 Treasury bonds produced negative returns and credit-sensitive bonds produced strong returns. In last year’s report, we noted that our bond results were disappointing. In 2009, our bond results substantially outpaced the Barclays Index.

The U.S. economy continued in recession through the first half of 2009 but began to recover in the early summer. Gross domestic product turned positive in the third quarter and expanded at a 5.7% annual rate in the fourth quarter. The federal government has applied massive fiscal and monetary stimulus. In addition, a good part of this recovery would seem to be the natural forces of the economy taking hold after a sharp decline. We expect to see continued improvement in the economy in 2010. That said, the potential problems resulting from huge government deficits and a Federal funds rate at virtually zero remain to be seen. One result could be an emerging risk of inflation, which is already up to 2.7% for the Consumer Price Index at the end of December.

[Begin Sidebar]
In this report

Special feature

6	How American Balanced Fund seeks to find the right investments for its portfolio

After a turbulent year in the market, it seems a good time to discuss how your fund chooses its investments.

Contents

1	Letter to shareholders

4	The value of a long-term perspective

12	Summary investment portfolio

17	Financial statements

34	Board of directors and other officers
[End Sidebar]

[photo of a field - yellow flowers on one side and tall green grass on the other - trees in the background]

[photo of Robert G. O'Donnell]
[photo of Gregory D. Johnson]

At the beginning of the year, information technology was the largest position in the fund. In spite of some selective reductions, it remains so at the end of the year. These stocks did very well in 2009. Microsoft, our largest holding at both the beginning and end of the year, rose 57%. The materials sector helped, and we added to that sector quite substantially during the year. Energy stocks lagged the market a bit even though the price of oil nearly doubled during the year. On the downside, telecommunications and electric utilities both delivered submarket returns and hurt results.

In reviewing 2009, we are struck by how fast the appetite for risk returned to equity investors. From the lows in March, many smaller, lower quality stocks increased substantially from their lows. Illustrative of this point, the largest quintile by market capitalization of the S&P 500 was up 6%, while the smallest quintile rose 46%. At present, we believe we are finding excellent values in some of these higher quality, larger capitalization companies.

During the past 12 months, the bond portion of the fund’s portfolio had very satisfactory results. Our credit-centered approach, which depressed our returns in 2008, served us well this past year. Investment-grade corporate bonds had especially good returns. At the end of 2009, the fund’s bond portfolio consisted of 30% mortgage- and asset-backed bonds, 25% corporate bonds and 45% government obligations.

Since we are now at the end of the first decade of the 21st century, it might be appropriate to look back at this period. When 1999 ended, stocks had experienced a remarkably strong decade. It was then taken as established truth by most commentators that, given a sufficient period of time, stocks would always outperform bonds. However, when one examines this 10-year period, one finds that stocks (S&P 500) produced an average annual return of –0.9% while bonds (Barclays index) produced an annual return of 6.3%. Consequently, $100 in the stock index at the beginning of the period had turned into $91 at the end of 2009 while $100 in the bond index had become $185. In short, the valuation of a security at the time of purchase has a lot to do with its future return. Or, as Yogi Berra is reported to have said, “Predictions are difficult. Especially about the future.”

During this 10-year period, AMBAL produced an average annual return of 5.7%. By contrast, the Lipper Balanced Funds Index returned 2.8% annually and the 60%/40% S&P/BC Index returned 2.0%. We are pleased to have produced a respectable return for our shareholders during an extraordinarily difficult decade for equities.

It is AMBAL’s policy to have between 50% and 75% invested in common stocks. The percentage will vary based on our judgment of the relative attractiveness of equities, bonds and cash. At year-end, we were 65% in stocks, 32% in bonds and 3% in cash.

We welcome our new shareholders and thank our long-term investors for their confidence in American Balanced Fund.

Cordially,

/s/ Robert G. O’Donnell

Robert G. O’Donnell
Vice Chairman of the Board
and Principal Executive Officer

/s/ Gregory D. Johnson

Gregory D. Johnson
President

February 8, 2010

For current information about the fund, visit americanfunds.com.

History of American Balanced Fund

A historical view of the comparative total returns of stocks, bonds, the 60%/40% S&P/BC Index, the Lipper Balanced Funds Index and AMBAL.

Stocks, bonds and balance (July 26, 1975, to December 31, 2009)

Total returns (through December 31)	U.S. stocks	U.S. bonds	60%/40%S&P/BC Index	Lipper Balanced Funds Index	American Balanced Fund

1975 (from July 26)	3.1%	5.6%	4.1%	3.4%	5.6%
1976	23.9	15.6	20.6	26.0	26.0
1977	–7.2	3.0	–3.1	–0.7	0.7
1978	6.6	1.4	4.5	4.8	6.2
1979	18.6	1.9	11.9	14.7	7.6
1980	32.5	2.7	20.6	19.7	14.4
1981	–4.9	6.2	–0.5	1.9	4.4
1982	21.5	32.6	25.9	30.6	29.4
1983	22.6	8.4	16.9	17.4	16.1
1984	6.3	15.1	9.8	7.5	9.4
1985	31.7	22.1	27.9	29.8	29.1
1986	18.7	15.3	17.3	18.4	16.9
1987	5.3	2.8	4.3	4.1	4.0
1988	16.6	7.9	13.1	11.2	12.9
1989	31.6	14.5	24.8	19.7	21.5
1990	–3.1	9.0	1.7	0.7	–1.6
1991	30.4	16.0	24.6	25.8	24.7
1992	7.6	7.4	7.5	7.5	9.5
1993	10.1	9.7	9.9	12.0	11.3
1994	1.3	–2.9	–0.4	–2.0	0.3
1995	37.5	18.5	29.9	24.9	27.1
1996	22.9	3.6	15.2	13.1	13.2
1997	33.4	9.7	23.9	20.3	21.0
1998	28.6	8.7	20.6	15.1	11.1
1999	21.0	–0.8	12.3	9.0	3.5
2000	–9.1	11.6	–0.8	2.4	15.9
2001	–11.9	8.4	–3.8	–3.2	8.2
2002	–22.1	10.3	–9.1	–10.7	–6.3
2003	28.7	4.1	18.9	19.9	22.8
2004	10.9	4.3	8.3	9.0	8.9
2005	4.9	2.4	3.9	5.2	3.1
2006	15.8	4.3	11.2	11.6	11.8
2007	5.5	7.0	6.1	6.5	6.6
2008	–37.0	5.2	–20.1	–26.2	–25.7
2009	26.5	5.9	18.3	23.4	21.1

Average annual total returns	11.0%	8.4%	10.0%	10.1%	10.8%
Volatility	15.2	5.7	10.0	10.3	9.8

Figures assume reinvestment of all distributions.

Sources: Stocks — S&P 500; Bonds — Barclays Capital U.S. Aggregate Index. Barclays Capital U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. For the period July 31, 1975, to December 31, 1975, Barclays Capital Government/Credit Bond Index was used.

The 60%/40% S&P/BC Index blends the S&P 500 with the Barclays Capital U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Indexes are unmanaged and their results include reinvested distributions but do not reflect the effect of sales charges, commissions or expenses.

The Lipper Balanced Funds Index is an equally weighted index of the 30 largest U.S. balanced funds.

Capital Research and Management Company became the fund’s investment adviser on July 26, 1975.

Volatility is calculated using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility.

The value of a long-term perspective

How a $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in American Balanced Fund grew from July 26, 1975 — when Capital Research and Management Company became the fund’s investment adviser — to December 31, 2009.

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2

As you can see, the investment grew to $317,839 with all distributions reinvested. The fund’s year-by-year results appear under the chart. You can use this table to estimate how the value of your own holdings has grown.

Average annual total returns based on a $1,000 investment
(for periods ended December 31, 2009)*

	1 year	5 years	10 years

Class A shares	14.12%	0.82%	5.05%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio was 0.67% for Class A shares as of December 31, 2009.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 26 and 27 for details.

[begin mountain chart]
	American Balanced Fund with dividends reinvested	S&P 500 with dividends reinvested3	Barclays Capital U.S. Aggregate Index3,5	Lipper Balanced Funds Index4
DATE
Initial (7/25/75)	9,425	10,000	10,000	10,000
12/31/1975	9,948	10,314	10,558	10,340
12/31/1976	12,533	12,782	12,205	13,031
12/31/1977	12,620	11,867	12,576	12,938
12/31/1978	13,404	12,647	12,751	13,558
12/31/1979	14,427	15,001	12,997	15,548
12/31/1980	16,498	19,869	13,348	18,611
12/31/1981	17,224	18,891	14,182	18,957
12/31/1982	22,280	22,961	18,809	24,763
12/31/1983	25,869	28,140	20,381	29,081
12/31/1984	28,291	29,905	23,468	31,251
12/31/1985	36,527	39,393	28,655	40,574
12/31/1986	42,690	46,746	33,029	48,050
12/31/1987	44,406	49,200	33,940	50,033
12/31/1988	50,123	57,349	36,616	55,627
12/31/1989	60,915	75,489	41,936	66,584
12/31/1990	59,959	73,142	45,694	67,020
12/31/1991	74,765	95,378	53,006	84,330
12/31/1992	81,853	102,634	56,930	90,620
12/31/1993	91,080	112,956	62,480	101,451
12/31/1994	91,386	114,442	60,658	99,375
12/31/1995	116,179	157,396	71,864	124,107
12/31/1996	131,474	193,510	74,473	140,306
12/31/1997	159,131	258,048	81,662	168,784
12/31/1998	176,846	331,786	88,756	194,248
12/31/1999	182,974	401,589	88,027	211,685
12/31/2000	211,985	365,037	98,261	216,741
12/31/2001	229,339	321,685	106,558	209,726
12/31/2002	214,967	250,617	117,485	187,310
12/31/2003	264,029	322,463	122,307	224,652
12/31/2004	287,587	357,528	127,614	244,841
12/31/2005	296,549	375,070	130,713	257,566
12/31/2006	331,559	434,261	136,378	287,442
12/31/2007	353,427	458,102	145,879	306,204
12/31/2008	262,497	288,647	153,523	226,055
12/31/2009	317,839	365,056	162,628	278,844
[end mountain chart]

Year ended Dec. 31	1975	6	1976	1977	1978	1979	1980	1981	1982

Total value (dollars in thousands)
Dividends reinvested	$.3		.6	.7	.7	.8	1.1	1.3	1.5
Value at year-end1	$9.9		12.5	12.6	13.4	14.4	16.5	17.2	22.3

AMBAL total return	(0.5)%		26.0	0.7	6.2	7.6	14.4	4.4	29.4

Year ended Dec. 31	1983		1984	1985	1986	1987	1988	1989	1990

Total value (dollars in thousands)
Dividends reinvested	1.7		1.9	1.9	2.2	2.7	2.8	3.3	3.5
Value at year-end1	25.9		28.3	36.5	42.7	44.4	50.1	60.9	60.0

AMBAL total return	16.1		9.4	29.1	16.9	4.0	12.9	21.5	(1.6)

Year ended Dec. 31	1991		1992	1993	1994	1995	1996	1997	1998

Total value (dollars in thousands)
Dividends reinvested	3.7		3.8	4.1	4.1	4.3	4.7	5.2	5.8
Value at year-end1	74.8		81.9	91.1	91.4	116.2	131.5	159.1	176.8

AMBAL total return	24.7		9.5	11.3	0.3	27.1	13.2	21.0	11.1

Year ended Dec. 31	1999		2000	2001	2002	2003	2004	2005	2006

Total value (dollars in thousands)
Dividends reinvested	6.4		7.2	7.8	6.3	5.6	5.5	6.4	7.9
Value at year-end1	183.0		212.0	229.3	215.0	264.0	287.6	296.5	331.6

AMBAL total return	3.5		15.9	8.2	(6.3)	22.8	8.9	3.1	11.8

Year ended Dec. 31	2007		2008	2009

Total value (dollars in thousands)						Lifetime
Dividends reinvested	9.2		10.1	7.9		average
Value at year-end1	353.4		262.5	317.8		annual
						total return:
AMBAL total return	6.6		(25.7)	21.1		10.6%

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 8.5% prior to July 1, 1988.
3The market indexes are unmanaged and do not reflect the effect of sales charges, commissions or expenses.

4Results of the Lipper Balanced Funds Index reflect fund expenses but do not reflect the effect of any applicable front-end sales charges. If any applicable front-end sales charges were included, results of the index would be lower.

5Barclays Capital U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. For the period July 31, 1975, to December 31, 1975, Barclays Capital Government/Credit Bond Index was used.

6For the period July 26, 1975 (when Capital Research and Management Company became the fund’s investment adviser) through December 31, 1975.

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

How American Balanced Fund seeks to find the right investments for its portfolio

[photo of a field of yellow flowers - trees in the background]
[photo of two men standing in front of computer monitors]

After a turbulent year in the market, it seems a good time to discuss how your fund chooses its investments.

The basic concept of a balanced fund is to provide the investor with a diversified portfolio of stocks and bonds. This offers shareholders the long-term growth potential of stocks but tempers their volatility with the income and stability of bonds.

Active research has been the key to American Balanced Fund’s conservative long-term investment approach. Since 1975, the fund has used the multiple portfolio counselor system developed by its investment adviser, Capital Research and Management Company (CRMC). Under this system, research analysts and portfolio counselors work together to select investments for the fund but can act on their own best ideas, instead of having to process all decisions through a committee system. The fund’s assets are currently divided among seven portfolio counselors and a group of 17 investment analysts who comprise the research portfolio.

In many investment firms, research analysts study companies and then make recommendations to portfolio managers who then decide whether to buy or sell the securities that the analysts recommend. In American Balanced Fund (AMBAL), as well as most other American funds, research analysts have another way they can demonstrate their convictions about an investment. They invest in selected securities in the research portfolio. Portfolio counselors are “generalists” who select from a wide range of investments. Research analysts are “specialists” who invest in their areas of coverage — usually one or two industries.

[Begin Pull Quote]
“In developed countries, we are seeing per capita ownership rates of one computer for each person. You could make an argument at some point that people will own more personal computers than they will phones. The installed phone base is over 2 billion worldwide.”
[End Pull Quote]

[Begin Photo Caption]
Paul Benjamin, on right, investment analyst who covers Microsoft and other software companies
[End Photo Caption]

[photo of two men in a computer store]

In the pages ahead, we’ll introduce you to two research analysts: Paul R. Benjamin, who covers software companies, and Anne-Marie L. Peterson, who follows retail companies. We are using two specific companies to show how our research analysts work.

Finding investment opportunities in software companies

Investment analyst Paul Benjamin covers Microsoft, worldwide leader in software and Internet technologies, the fund’s largest individual stock holding. Graduating from Stanford Graduate School of Business with an M.B.A., he joined Capital Research in 2005 after working for a Minneapolis start-up company that provided consumer-based services to customers over a network.

Paul talks with a large number of top Microsoft executives, managers and employees. He builds financial models and forecasts future earnings and revenues of the company. In addition, he calls on a wide range of customers, suppliers and vendors to keep him up to date on what is happening at the giant firm. “Competitors like Oracle, Google and SAP give me a great competitive picture of what is going on at Microsoft,” he says.

Why is Microsoft an important investment for the fund?

“I believe Microsoft is one of the world’s best businesses, and it has grown faster than the software industry every year,” Paul says. Microsoft’s core businesses of Windows and Office have grown roughly in line with the global personal computer market. “Over the years, the personal computer market has grown from 10% to 15% annually,” he says. “But personal computers only grew about 1% in 2009 because of the recession.” In its 2009 fiscal year, Microsoft reported a 3% decline in revenues because of the continued weakness in global demand.

Yet I think there is a long runway for further growth, Paul says. The installed base for personal computers is a little under 1 billion units, he says, and the world has about 6 billion people. “In developed countries, we are seeing per capita ownership rates of one computer for each person. You could make an argument at some point that people will own more personal computers than they will phones. The installed phone base is over 2 billion worldwide.” In addition, the company has a number of interesting growth opportunities including its new Bing search engine.

Talking with technical experts and high-level software programmers

To cover such a complex company as Microsoft, Paul needs to do extensive field research. He often spends Saturday afternoons at a Best Buy store in Los Angeles chatting with members of the chain’s “Geek Squad” about how various new computer software products are working. “Geek Squad” members are full-time Best Buy employees who specialize in personal computer installation and repair, troubleshooting, data rescue and wireless networking. He also talks on the phone with expert developers and software language programmers who are testing new Microsoft and other software products. When a new phone comes onto the market, Paul heads to a nearby phone store to talk with customers about what they think of the new product.

[photo of a field]
[Begin Pull Quote]
“Our job is to gain insights and understanding about a company on behalf of our shareholders. We are guardians of our shareholders’ precious capital.”
[End Pull Quote]

[Begin Photo Caption]
Anne-Marie Peterson, investment analyst who covers retail and restaurant companies
[photo of Anne-Marie Peterson]
[End Photo Caption]

Covering retail and restaurant companies by hands-on research

Investment analyst Anne-Marie Peterson covers McDonald’s and other retail store chains. She joined Capital Research in 2005; before that, she specialized in retail and restaurant companies at two other large investment firms. She likens her job as investment analyst to “figuring out a giant puzzle with many moving parts. Our job is to gain insights and understanding about a company on behalf of our shareholders,” she says. “We are guardians of our shareholders’ precious capital.”

McDonald’s, the leading global food service retailer with more than 31,000 local restaurants in 118 countries, is one of her favorite investments. Most large retail companies are maturing, she says. “A decade ago, they were adding stores. You could find companies with better plans, superior execution and a positive company culture and invest in those. Today, the shareholder valuation model is shifting. It’s hard to find real estate now to grow new stores. The good locations are already taken. The strategy now is how to get more out of existing assets instead of growing new stores.”

McDonald’s stands out because more than 50% of its revenues come from outside of the U.S., and more than 75% of its restaurants worldwide are owned and operated by independent local men and women. “The company has the best real estate locations and its finances and cash flows are significantly better than its competitors. They continue to invest in their assets, driving more sales and profits.” The company’s recent expansion into beverages, gourmet coffees and “smoothies” is an example. “Machines to produce these new products cost about $100,000 per restaurant,” Anne-Marie says. “Their competitors can’t afford that kind of investment.” The old red-roof McDonald’s are being replaced by up-to-date modern stores that seek to improve the experience of customers.

She meets with top executives at all the companies she covers but also talks with middle-level people at the companies as well as suppliers, vendors and consultants. She also personally visits restaurants and retail stores to see if what executives tell her in meetings is actually going on in the marketplace.

Anne-Marie keeps in the know about what is happening in McDonald’s franchises around the world by talking regularly with CRMC investment analysts in the U.S. and in the company’s overseas offices. A network of friends and fellow associates around the world try out new restaurant products and report back. She teams up on joint research retail projects with Lara Pellini, an investment analyst in CRMC’s London office, who covers retail and luxury goods companies in Europe and Latin America. In addition, she regularly talks with Paul Benjamin about Best Buy, which she covers as part of her retail specialty.

Fixed-income investments can provide income and stability

Fixed-income research analysts are also very important to AMBAL. The fund’s fixed-income portfolio counselors and investment analysts search for bonds that will give the fund a combination of income, total return and preservation of capital.

Fixed-income analysts start from an emphasis on cash flow and seek to understand the ability of a company to repay its debt. Equity analysts tend to look first at the growth potential of a company. In a sense, the bond investor focuses on what can go wrong and the stock investor focuses on what can go right. “We benefit greatly from the synthesis of the somewhat different perspectives that stock and bond analysts bring to a company,” says Robert G. O’Donnell, principal executive officer and a portfolio counselor for the fund.

The fund’s equity analysts and fixed-income analysts work closely together. In the past two years, collaboration has been extensive. “When stocks are doing really well, and few are worried about companies going bankrupt, there isn’t a need for equity and fixed-income analysts to talk every single day,” says Mark Casey, coordinator of the research portfolio. “In times of financial stress like the past two years, equity and fixed-income analysts work together a lot. Equity investors have to care about a company’s debt structure, but the fixed-income investors have to understand a bond’s covenants and the specific terms of the debt at a deeper level than the stock investor.”

Fixed-income analyst Ellen Carr “has been a great resource in the investment process, particularly during the severe downturn,” says Anne-Marie. “Fixed-income analysts tend to have a much deeper understanding of cash flow and balance sheet dynamics.”

“Stock selection has played a big role down through the years in the preservation of investors’ capital during down markets,” says John H. Smet, fixed-income portfolio counselor for AMBAL, “but another contribution is the fund’s ownership of bonds. Bonds can produce steady income and their fluctuations can be more muted than equities.”

[photo of yellow flowers]
[Begin Sidebar]
American Balanced Fund’s portfolio counselors

American Balanced Fund’s seven portfolio counselors have an average 27 years of investment experience.* The knowledge and wisdom they have accumulated over the years have helped them manage your fund through many stock market cycles.

Years of
investment
Portfolio counselor	experience*

Hilda L. Applbaum	23
Alan N. Berro	23
Gregory D. Johnson	16
James R. Mulally	34
Robert G. O’Donnell	37
Dina N. Perry	32
John H. Smet	27

*Years of experience as of July 30, 2009.
[End Sidebar]

Working with portfolio counselors

Portfolio counselors and analysts regularly discuss the pros and cons of investment ideas and ultimately make their own decisions in their portion of the portfolio. AMBAL has seven portfolio counselors. Four counselors — Alan N. Berro, Gregory D. Johnson, Robert G. O’Donnell and Dina N. Perry — invest in stocks. Two more — James R. Mulally and John H. Smet — invest in bonds. The seventh counselor, Hilda L. Applbaum, invests in both stocks and bonds.

[photo of Robert O'Donnell]
[Begin Pull Quote]
“Analysts play the most important role in selecting American Balanced Fund’s investments and have been a strong contributor to the fund’s results.”

Robert O’Donnell
[End Pull Quote]

[photo of a field of yellow flowers - trees in the background]

While investment analysts do most of the fieldwork, the portfolio counselors work closely with them in making decisions. “The role of the counselor is to take the extraordinary bottom-up work that our analysts do and frame that in a context of the individual portfolio counselor’s view of the world,” Hilda says.

Bob O’Donnell reads the analysts’ research reports, studies their financial models and meets with the management of many companies. He also reads Wall Street research on companies but says he relies primarily on our analysts. “Part of a portfolio counselor’s reaction to a company is often intuitive. A typical question to analysts is: “What makes this idea distinctive from the other 5,000 stocks listed on the major stock exchanges?”

Bob sums up the analysts’ contribution: “They play the most important role in selecting American Balanced Fund’s investments and have been a strong contributor to the fund’s results.” ■

[photo of a yellow field - trees in the background]
[photo of a persons' hands holding a laptop]

[Begin Sidebar]
Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Above-average returns with less volatility

The table below recaps AMBAL’s history since 1975 under CRMC’s management. As you can see, the fund has had a higher average annual total return than both the 60%/40% S&P/BC Index and the Lipper Balanced Funds Index with lower volatility. The detail of all these data points may be found on page 3.

For the period July 26, 1975, to December 31, 2009

[begin scatter graph]
Total Returns	S&P 500 Index	Barclays Capital U.S. Aggregate Index	Lipper Balanced Funds Index	American Balanced Fund	60%/40% S&P/BC Index

Avg. Annual Compound Returns (7/26/75 - 12/31/09)	11.0%	8.4%	10.1%	10.8%	10.0%
Volatility (7/26/75-12/31/09)	15.2	5.7	10.3	9.8	10.0
[end scatter graph]

Sources: Stocks — S&P 500; Bonds — Barclays Capital U.S. Aggregate Index. Barclays Capital U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. For the period July 31, 1975, to December 31, 1975, Barclays Capital Government/Credit Bond Index was used.

The 60%/40% S&P/BC Index blends the S&P 500 with the Barclays Capital U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Indexes are unmanaged and their results include reinvested distributions but do not reflect the effect of sales charges, commissions or expenses.

The Lipper Balanced Funds Index is an equally weighted index of the 30 largest U.S. balanced funds.

Capital Research and Management Company became the fund’s investment adviser on July 26, 1975.

Volatility is calculated using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility.
[End Side Bar]

Summary investment portfolio, December 31, 2009

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Investment mix by security type (percent of net assets)

Common stocks	65%
Fixed-income securities	32
Short-term securities & other assets less liabilities	3
[end pie chart]

			Percent
		Value	of net
Common stocks - 65.00%	Shares	(000)	assets

Information technology - 11.56%
Microsoft Corp.	43,820,000	$1,336,072	2.79%
Oracle Corp.	32,136,391	788,627	1.65
Cisco Systems, Inc. (1)	28,300,000	677,502	1.42
International Business Machines Corp.	3,400,000	445,060	.93
Hewlett-Packard Co.	7,850,000	404,354	.84
QUALCOMM Inc.	6,470,000	299,302	.63
Other securities		1,577,156	3.30
		5,528,073	11.56

Financials - 8.66%
Wells Fargo & Co.	34,122,500	920,966	1.92
Berkshire Hathaway Inc., Class A (1)	8,080	801,536	1.68
U.S. Bancorp	23,510,000	529,210	1.11
American Express Co.	9,300,000	376,836	.79
JPMorgan Chase & Co.	7,145,000	297,732	.62
Other securities		1,215,515	2.54
		4,141,795	8.66

Industrials - 8.31%
Boeing Co.	10,660,000	577,026	1.21
Deere & Co.	8,240,000	445,701	.93
United Technologies Corp.	5,030,000	349,132	.73
Lockheed Martin Corp.	4,393,772	331,071	.69
Emerson Electric Co.	6,350,000	270,510	.57
Other securities		1,997,279	4.18
		3,970,719	8.31

Health care - 7.45%
Merck & Co., Inc.	14,077,200	514,381	1.08
Bristol-Myers Squibb Co.	17,000,000	429,250	.90
UnitedHealth Group Inc.	13,950,000	425,196	.89
Pfizer Inc	21,622,000	393,304	.82
Eli Lilly and Co.	10,352,000	369,670	.77
Abbott Laboratories	6,600,000	356,334	.74
Medtronic, Inc.	8,000,000	351,840	.74
Other securities		720,981	1.51
		3,560,956	7.45

Energy - 7.27%
Chevron Corp.	12,772,000	983,316	2.05
Royal Dutch Shell PLC, Class B (ADR)	12,083,000	702,385	1.47
ConocoPhillips	11,250,000	574,537	1.20
Exxon Mobil Corp.	4,750,000	323,902	.68
Baker Hughes Inc.	7,000,000	283,360	.59
Other securities		610,644	1.28
		3,478,144	7.27

Consumer staples - 6.19%
Coca-Cola Co.	14,570,000	830,490	1.74
Philip Morris International Inc.	14,400,000	693,936	1.45
Wal-Mart Stores, Inc.	7,537,800	402,895	.84
Other securities		1,030,963	2.16
		2,958,284	6.19

Consumer discretionary - 3.94%
Home Depot, Inc.	19,400,000	561,242	1.17
Time Warner Inc.	13,583,333	395,818	.83
McDonald's Corp.	4,070,000	254,131	.53
Other securities		670,578	1.41
		1,881,769	3.94

Materials - 3.72%
Monsanto Co.	5,955,000	486,821	1.02
E.I. du Pont de Nemours and Co.	9,300,000	313,131	.65
BHP Billiton Ltd. (2)	7,000,000	268,041	.56
Other securities		712,373	1.49
		1,780,366	3.72

Telecommunication services - 2.53%
AT&T Inc.	26,000,000	728,780	1.52
Verizon Communications Inc.	12,800,000	424,064	.89
Other securities		57,968	.12
		1,210,812	2.53

Utilities - 2.14%
PG&E Corp.	7,100,000	317,015	.66
Exelon Corp.	5,700,000	278,559	.58
Other securities		428,915	.90
		1,024,489	2.14

Miscellaneous - 3.23%
Other common stocks in initial period of acquisition		1,545,948	3.23

Total common stocks (cost: $27,304,826,000)		31,081,355	65.00

Preferred stocks - 0.32%

Financials - 0.28%
Other securities		135,689	.28

Miscellaneous - 0.04%
Other preferred stocks in initial period of acquisition		19,203	.04

Total preferred stocks (cost: $166,748,000)		154,892	.32

	Principal amount
Bonds & notes - 31.65%	(000)

Bonds & notes of U.S. government & government agencies - 14.18%
U.S. Treasury:
4.625% 2011	$1,023,000	1,093,168
3.375% 2013	732,000	768,483
3.50% 2013	463,000	487,993
4.25% 2013	245,335	264,810
3.50% 2018	1,124,250	1,115,245
6.25% 2023	519,500	620,802
0.875%-8.875% 2010-2039 (2) (3)	2,058,200	2,128,850	13.55
Fannie Mae 6.25% 2029	20,000	22,928	.05
Other securities		277,739	.58
		6,780,018	14.18

Mortgage-backed obligations (4) - 8.55%
Fannie Mae 0%-11.829% 2010-2047 (5)	2,082,949	2,154,344	4.51
Freddie Mac 0%-7.50% 2023-2038	566,508	592,559	1.24
Other securities		1,342,319	2.80
		4,089,222	8.55
Corporate bonds & notes - 7.88%
Financials - 2.25%
Wells Fargo & Co. 4.375% 2013	6,920	7,193	.02
Other securities		1,070,375	2.23
		1,077,568	2.25

Telecommunication services - 1.09%
SBC Communications Inc. 5.10%-6.45% 2011-2034	114,300	120,689
BellSouth Capital Funding Corp. 7.875% 2030	51,500	58,961
AT&T Wireless Services, Inc. 7.875%-8.125% 2011-2012	17,400	18,992
AT&T Inc. 4.95% 2013	16,250	17,349
AT&T Corp. 8.00% 2031 (5)	10,000	12,240	.48
Verizon Communications Inc. 3.75%-6.90% 2011-2038	172,515	181,365	.38
Other securities		111,646	.23
		521,242	1.09

Consumer discretionary - 0.79%
AOL Time Warner Inc. 6.875%-7.625% 2012-2031	65,315	73,302
Time Warner Inc. 5.875% 2016	14,210	15,362	.19
Other securities		289,161	.60
		377,825	.79

Energy - 0.65%
Shell International Finance 1.30% 2011	16,250	16,299	.03
Polar Tankers, Inc. 5.951% 2037 (4) (6)	6,685	6,513	.01
Other securities		286,301	.61
		309,113	.65

Health care - 0.62%
UnitedHealth Group Inc. 6.00% 2017-2018	57,170	59,448	.12
Merck & Co., Inc. 5.00% 2019	8,925	9,294	.02
Other securities		229,900	.48
		298,642	.62

Information technology - 0.24%
Oracle Corp. 3.75% 2014	15,750	16,268	.03
Cisco Systems, Inc. 2.90% 2014	10,000	9,993	.02
Other securities		89,052	.19
		115,313	.24

Other corporate bonds & notes- 2.24%
Other securities		1,069,275	2.24

Total corporate bonds & notes		3,768,978	7.88

Other - 1.01%
Other securities		481,431	1.01

Miscellaneous - 0.03%
Other bonds & notes in initial period of acquisition		15,697	.03

Total bonds & notes (cost: $14,948,747,000)		15,135,346	31.65

Short-term securities - 2.92%

Freddie Mac 0.11%-0.245% due 1/27-5/4/2010	434,100	434,014	.91
U.S. Treasury Bills 0.055%-0.34% due 3/11-8/26/2010	350,200	349,841	.73
Coca-Cola Co. 0.15%-0.20% due 2/17-5/11/2010 (6)	101,600	101,555	.21
Fannie Mae 0.11%-0.25% due 3/24-8/16/2010	53,300	53,261	.11
NetJets Inc. 0.11% due 1/14/2010 (6)	14,400	14,399	.03
Other securities		442,167	.93

Total short-term securities (cost: $1,394,951,000)		1,395,237	2.92

Total investment securities (cost: $43,815,272,000)		47,766,830	99.89

Other assets less liabilities		53,569	.11

Net assets		$47,820,399	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $1,311,013,000, which represented 2.74% of the net assets of the fund. This amount includes $677,203,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(3) Index-linked bond whose principal amount moves with a government retail price index.
(4) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(5) Coupon rate may change periodically.
(6) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $1,681,848,000, which represented 3.52% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at December 31, 2009	(dollars in thousands)

Assets:
Investment securities, at value (cost: $43,815,272)		$47,766,830
Cash denominated in currencies other than U.S. dollars (cost: $340)		344
Cash		65
Receivables for:
Sales of investments	$40,437
Sales of fund's shares	69,433
Dividends and interest	194,293	304,163
		48,071,402
Liabilities:
Payables for:
Purchases of investments	63,531
Repurchases of fund's shares	148,640
Investment advisory services	9,858
Services provided by affiliates	22,504
Directors' deferred compensation	2,177
Other	4,293	251,003
Net assets at December 31, 2009		$47,820,399

Net assets consist of:
Capital paid in on shares of capital stock		$49,797,684
Undistributed net investment income		17,510
Accumulated net realized loss		(5,946,315)
Net unrealized appreciation		3,951,520
Net assets at December 31, 2009		$47,820,399

	(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 5,500,000 shares, $.001 par value (2,952,688 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$29,674,582	1,830,416	$16.21
Class B	3,304,865	204,537	16.16
Class C	4,429,372	274,399	16.14
Class F-1	885,466	54,629	16.21
Class F-2	164,418	10,144	16.21
Class 529-A	1,290,954	79,716	16.19
Class 529-B	284,510	17,575	16.19
Class 529-C	507,131	31,324	16.19
Class 529-E	79,859	4,933	16.19
Class 529-F-1	42,400	2,620	16.19
Class R-1	119,741	7,424	16.13
Class R-2	1,053,670	65,289	16.14
Class R-3	2,325,574	143,981	16.15
Class R-4	1,736,379	107,228	16.19
Class R-5	1,331,948	82,113	16.22
Class R-6	589,530	36,360	16.21

*Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $17.20 and $17.18, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended December 31, 2009		(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $11,280)	$813,755
Interest	695,292	$1,509,047

Fees and expenses*:
Investment advisory services	105,924
Distribution services	172,152
Transfer agent services	46,348
Administrative services	25,182
Reports to shareholders	2,802
Registration statement and prospectus	8,162
Directors' compensation	797
Auditing and legal	117
Custodian	449
Other	2,812	364,745
Net investment income		1,144,302

Net realized loss and unrealized appreciation on investments and currency:
Net realized loss on:
Investments	(4,282,850)
Currency transactions	(1,462)	(4,284,312)
Net unrealized appreciation on:
Investments	11,456,168
Currency translations	108	11,456,276
Net realized loss and unrealized appreciation on investments and currency		7,171,964
Net increase in net assets resulting from operations		$8,316,266

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets		(dollars in thousands)
	Year ended December 31
	2009	2008
Operations:
Net investment income	$1,144,302	$1,479,078
Net realized loss on investments and currency transactions	(4,284,312)	(1,648,768)
Net unrealized appreciation (depreciation) on investments and currency translations	11,456,276	(15,316,379)
Net increase (decrease) in net assets resulting from operations	8,316,266	(15,486,069)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,166,741)	(1,602,469)
Distributions from net realized gain on investments	-	(440,268)
Total dividends and distributions paid to shareholders	(1,166,741)	(2,042,737)

Net capital share transactions	(2,382,577)	(6,705)

Total increase (decrease) in net assets	4,766,948	(17,535,511)

Net assets:
Beginning of year	43,053,451	60,588,962
End of year (including undistributed
net investment income: $17,510 and $38,570, respectively)	$47,820,399	$43,053,451

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – American Balanced Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income and long-term growth of both capital and income by investing in common stocks and fixed-income securities.

On November 24, 2009, shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization is expected to be completed in 2010; however, the fund reserves the right to delay the implementation. Shareholders also approved amendments to the fund’s Investment Advisory and Service Agreement and amendments to and elimination of certain fundamental investment policies of the fund.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Effective April 21, 2009, Class B and 529-B shares of the fund are not available for purchase.

On May 1, 2009, the fund made an additional retirement plan share class (Class R-6) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). Refer to the fund’s retirement plan prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value – The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from one or more independent pricing vendors when such prices are available. However, where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Vendors base bond prices on, among other things, valuation matrices that incorporate dealer-supplied valuations, proprietary pricing models and evaluations of the yield curve as of approximately 3:00 p.m. New York time. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

The prices of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in the fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.

Investments in securities issued by entities based outside the U.S. may be subject to the risks described above to a greater extent. These investments may also be affected by currency fluctuations and controls; different accounting, auditing, financial reporting, disclosure, regulatory and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Investments in securities issued by entities domiciled in the U.S may also be subject to many of these risks.

3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2009, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state tax authorities for tax years before 2005.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; paydowns on fixed-income securities; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended December 31, 2009, the fund reclassified $1,902,000 from accumulated net realized loss to undistributed net investment income and $523,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of December 31, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed ordinary income		$19,868
Post-October currency loss deferrals (realized during the period November 1, 2009, through December 31, 2009)*		(119)
Capital loss carryforwards†:
Expiring 2016	$(1,180,492)
Expiring 2017	(4,681,347)	(5,861,839)
Post-October capital loss deferrals (realized during the period November 1, 2009, through December 31, 2009)*		(3,758)
Gross unrealized appreciation on investment securities		6,080,584
Gross unrealized depreciation on investment securities		(2,210,177)
Net unrealized appreciation on investment securities		3,870,407
Cost of investment securities		43,896,423

*These deferrals are considered incurred in the subsequent year.
†The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended December 31, 2009			Year ended December 31, 2008
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class A	$770,289	$-	$770,289	$1,061,925	$275,039	$1,336,964
Class B	68,568	-	68,568	109,514	38,718	148,232
Class C	84,863	-	84,863	125,087	44,051	169,138
Class F-1	24,945	-	24,945	37,856	9,931	47,787
Class F-2*	2,935	-	2,935	396	-	396
Class 529-A	31,071	-	31,071	38,098	9,715	47,813
Class 529-B	5,161	-	5,161	7,115	2,495	9,610
Class 529-C	8,928	-	8,928	11,922	4,147	16,069
Class 529-E	1,746	-	1,746	2,171	615	2,786
Class 529-F-1	1,031	-	1,031	1,175	263	1,438
Class R-1	2,168	-	2,168	2,541	805	3,346
Class R-2	18,873	-	18,873	24,881	8,441	33,322
Class R-3	53,008	-	53,008	77,781	23,940	101,721
Class R-4	46,044	-	46,044	54,862	14,212	69,074
Class R-5	37,936	-	37,936	47,145	7,896	55,041
Class R-6†	9,175	-	9,175	-	-	-
Total	$1,166,741	$-	$1,166,741	$1,602,469	$440,268	$2,042,737

*Class F-2 was offered beginning August 1, 2008.
†Class R-6 was offered beginning May 1, 2009.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.420% on the first $500 million of daily net assets and decreasing to 0.210% on such assets in excess of $71 billion. For the year ended December 31, 2009, the investment advisory services fee was $105,924,000, which was equivalent to an annualized rate of 0.244% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2009, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a declining series of annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended December 31, 2009, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$64,659	$41,549	Not applicable	Not applicable	Not applicable
Class B	32,516	4,799	Not applicable	Not applicable	Not applicable
Class C	40,657	Included in administrative services	$6,105	$1,040	Not applicable
Class F-1	2,089		990	84	Not applicable
Class F-2	Not applicable		131	6	Not applicable
Class 529-A	2,384		1,297	214	$1,111
Class 529-B	2,574		302	81	258
Class 529-C	4,427		520	124	446
Class 529-E	347		81	13	69
Class 529-F-1	-		40	7	34
Class R-1	1,015		129	35	Not applicable
Class R-2	6,848		1,351	2,743	Not applicable
Class R-3	10,316		3,021	1,109	Not applicable
Class R-4	4,320		2,546	41	Not applicable
Class R-5	Not applicable		1,099	11	Not applicable
Class R-6*	Not applicable		144	-†	Not applicable
Total	$172,152	$46,348	$17,756	$5,508	$1,918
*Class R-6 was offered beginning May 1, 2009.
†Amount less than one thousand.

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $797,000, shown on the accompanying financial statements, includes $447,000 in current fees (either paid in cash or deferred) and a net increase of $350,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Disclosure of fair value measurements

The fund classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2009 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Information technology	$5,528,073	$-		$-	$5,528,073
Financials	4,141,795	-		-	4,141,795
Industrials	3,860,934	109,785	*	-	3,970,719
Health care	3,560,956	-		-	3,560,956
Energy	3,478,144	-		-	3,478,144
Consumer staples	2,958,284	-		-	2,958,284
Consumer discretionary	1,881,769	-		-	1,881,769
Materials	1,512,325	268,041	*	-	1,780,366
Telecommunication services	1,152,844	57,968	*	-	1,210,812
Utilities	866,514	157,975	*	-	1,024,489
Miscellaneous	1,462,514	83,434	*	-	1,545,948
Preferred stocks	-	154,892		-	154,892
Bonds & notes:
Bonds & notes of U.S. government & government agencies	-	6,780,018		-	6,780,018
Mortgage-backed obligations	-	4,081,844		7,378	4,089,222
Corporate bonds & notes	-	3,768,978		-	3,768,978
Other	-	481,431		-	481,431
Miscellaneous	-	15,697		-	15,697
Short-term securities	-	1,395,237		-	1,395,237
Total	$30,404,152	$17,355,300		$7,378	$47,766,830

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended December 31, 2009 (dollars in thousands):

	Beginning value at 1/1/2009	Net sales	Net realized loss(†)	Net unrealized appreciation(†)	Net transfers out of Level 3	Ending value at 12/31/2009
Investment securities	$249,459	$(77,387)	$(4,285)	$10,924	$(171,333)	$7,378

Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2009 (dollars in thousands)(†):						$1,718

(*)Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $677,203,000 of investment securities were classified as Level 2 instead of Level 1.

(†)Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends and distributions		Repurchases(1)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2009
Class A	$3,984,498	281,046	$735,362	52,120	$(6,442,246)	(460,161)	$(1,722,386)	(126,995)
Class B	124,701	9,210	64,867	4,657	(859,714)	(60,942)	(670,146)	(47,075)
Class C	506,259	35,802	79,663	5,706	(943,549)	(67,975)	(357,627)	(26,467)
Class F-1	192,838	13,525	21,856	1,557	(407,438)	(29,096)	(192,744)	(14,014)
Class F-2	147,881	10,358	2,350	159	(45,603)	(3,206)	104,628	7,311
Class 529-A	199,325	13,873	31,054	2,197	(159,311)	(11,192)	71,068	4,878
Class 529-B	14,113	1,031	5,158	368	(29,191)	(2,079)	(9,920)	(680)
Class 529-C	92,432	6,472	8,920	635	(90,028)	(6,314)	11,324	793
Class 529-E	12,870	897	1,744	124	(11,301)	(787)	3,313	234
Class 529-F-1	12,991	885	1,031	73	(8,415)	(580)	5,607	378
Class R-1	47,011	3,344	2,158	154	(35,812)	(2,572)	13,357	926
Class R-2	302,257	21,389	18,856	1,344	(278,490)	(19,760)	42,623	2,973
Class R-3	520,157	36,705	52,991	3,768	(557,874)	(39,164)	15,274	1,309
Class R-4	951,360	67,344	46,023	3,248	(972,110)	(64,726)	25,273	5,866
Class R-5	780,790	51,914	37,866	2,716	(1,058,663)	(75,345)	(240,007)	(20,715)
Class R-6(2)	517,645	36,331	9,175	605	(9,034)	(576)	517,786	36,360
Total net increase
(decrease)	$8,407,128	590,126	$1,119,074	79,431	$(11,908,779)	(844,475)	$(2,382,577)	(174,918)

Year ended December 31, 2008
Class A	$6,541,339	403,813	$1,281,245	75,631	$(7,906,651)	(489,944)	$(84,067)	(10,500)
Class B	344,946	20,857	141,278	8,319	(938,608)	(57,678)	(452,384)	(28,502)
Class C	941,452	58,091	159,387	9,407	(1,328,803)	(82,689)	(227,964)	(15,191)
Class F-1	438,016	27,259	41,463	2,445	(519,372)	(32,224)	(39,893)	(2,520)
Class F-2(3)	45,470	3,072	325	24	(3,610)	(263)	42,185	2,833
Class 529-A	213,417	12,731	47,803	2,832	(151,699)	(9,307)	109,521	6,256
Class 529-B	32,652	1,942	9,610	567	(32,678)	(2,012)	9,584	497
Class 529-C	100,257	5,971	16,065	949	(95,171)	(5,803)	21,151	1,117
Class 529-E	14,289	856	2,786	165	(10,967)	(666)	6,108	355
Class 529-F-1	11,907	696	1,438	85	(6,688)	(407)	6,657	374
Class R-1	50,484	2,997	3,321	198	(34,670)	(2,104)	19,135	1,091
Class R-2	349,023	20,926	33,287	1,970	(353,485)	(21,301)	28,825	1,595
Class R-3	719,096	42,334	101,705	5,976	(1,297,044)	(77,190)	(476,243)	(28,880)
Class R-4	662,301	38,924	69,066	4,086	(627,999)	(38,331)	103,368	4,679
Class R-5	1,160,744	67,166	54,918	3,317	(288,350)	(17,190)	927,312	53,293
Total net increase
(decrease)	$11,625,393	707,635	$1,963,697	115,971	$(13,595,795)	(837,109)	$(6,705)	(13,503)

(1)Includes exchanges between share classes of the fund.
(2)Class R-6 was offered beginning May 1, 2009.
(3)Class F-2 was offered beginning August 1, 2008.

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $12,943,273,000 and $17,870,746,000, respectively, during the year ended December 31, 2009.

8. Subsequent events

As of February 8, 2010, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income to average net assets(4)
Class A:
Year ended 12/31/2009	$13.78	$.40	$2.44	$2.84	$(.41)	$-	$(.41)	$16.21	21.08%	$29,675	.67%	.67%	2.80%
Year ended 12/31/2008	19.31	.50	(5.35)	(4.85)	(.54)	(.14)	(.68)	13.78	(25.73)	26,972	.61	.59	2.96
Year ended 12/31/2007	19.02	.53	.72	1.25	(.52)	(.44)	(.96)	19.31	6.60	37,999	.60	.58	2.68
Year ended 12/31/2006	17.82	.47	1.61	2.08	(.47)	(.41)	(.88)	19.02	11.80	35,431	.61	.58	2.57
Year ended 12/31/2005	18.00	.41	.15	.56	(.40)	(.34)	(.74)	17.82	3.12	33,009	.61	.59	2.31
Class B:
Year ended 12/31/2009	13.73	.29	2.44	2.73	(.30)	-	(.30)	16.16	20.24	3,305	1.43	1.43	2.06
Year ended 12/31/2008	19.25	.37	(5.34)	(4.97)	(.41)	(.14)	(.55)	13.73	(26.33)	3,455	1.38	1.35	2.18
Year ended 12/31/2007	18.96	.38	.72	1.10	(.37)	(.44)	(.81)	19.25	5.83	5,391	1.35	1.32	1.94
Year ended 12/31/2006	17.77	.33	1.60	1.93	(.33)	(.41)	(.74)	18.96	10.95	5,386	1.36	1.33	1.82
Year ended 12/31/2005	17.95	.28	.15	.43	(.27)	(.34)	(.61)	17.77	2.37	5,180	1.36	1.34	1.56
Class C:
Year ended 12/31/2009	13.72	.29	2.43	2.72	(.30)	-	(.30)	16.14	20.16	4,429	1.45	1.45	2.02
Year ended 12/31/2008	19.23	.36	(5.33)	(4.97)	(.40)	(.14)	(.54)	13.72	(26.33)	4,128	1.42	1.40	2.14
Year ended 12/31/2007	18.95	.37	.72	1.09	(.37)	(.44)	(.81)	19.23	5.73	6,078	1.40	1.37	1.89
Year ended 12/31/2006	17.76	.32	1.60	1.92	(.32)	(.41)	(.73)	18.95	10.90	5,743	1.41	1.38	1.77
Year ended 12/31/2005	17.94	.27	.15	.42	(.26)	(.34)	(.60)	17.76	2.30	5,582	1.42	1.40	1.51
Class F-1:
Year ended 12/31/2009	13.78	.41	2.44	2.85	(.42)	-	(.42)	16.21	21.13	885	.64	.64	2.85
Year ended 12/31/2008	19.31	.50	(5.35)	(4.85)	(.54)	(.14)	(.68)	13.78	(25.73)	946	.61	.58	2.96
Year ended 12/31/2007	19.02	.53	.72	1.25	(.52)	(.44)	(.96)	19.31	6.61	1,374	.59	.57	2.69
Year ended 12/31/2006	17.82	.48	1.60	2.08	(.47)	(.41)	(.88)	19.02	11.83	1,247	.59	.57	2.59
Year ended 12/31/2005	18.00	.41	.15	.56	(.40)	(.34)	(.74)	17.82	3.10	1,238	.63	.61	2.30
Class F-2:
Year ended 12/31/2009	13.78	.43	2.45	2.88	(.45)	-	(.45)	16.21	21.41	164	.41	.41	2.87
Period from 8/5/2008 to 12/31/2008	17.44	.21	(3.59)	(3.38)	(.28)	-	(.28)	13.78	(19.51)	39	.17	.16	1.45
Class 529-A:
Year ended 12/31/2009	13.77	.39	2.43	2.82	(.40)	-	(.40)	16.19	20.97	1,291	.73	.73	2.73
Year ended 12/31/2008	19.29	.49	(5.34)	(4.85)	(.53)	(.14)	(.67)	13.77	(25.76)	1,030	.68	.65	2.90
Year ended 12/31/2007	19.01	.51	.72	1.23	(.51)	(.44)	(.95)	19.29	6.47	1,323	.68	.66	2.60
Year ended 12/31/2006	17.81	.47	1.60	2.07	(.46)	(.41)	(.87)	19.01	11.76	1,125	.66	.63	2.53
Year ended 12/31/2005	17.99	.40	.15	.55	(.39)	(.34)	(.73)	17.81	3.06	907	.67	.65	2.26
Class 529-B:
Year ended 12/31/2009	13.76	.28	2.44	2.72	(.29)	-	(.29)	16.19	20.09	284	1.53	1.53	1.95
Year ended 12/31/2008	19.28	.35	(5.34)	(4.99)	(.39)	(.14)	(.53)	13.76	(26.36)	251	1.48	1.46	2.09
Year ended 12/31/2007	19.00	.36	.71	1.07	(.35)	(.44)	(.79)	19.28	5.64	342	1.47	1.44	1.81
Year ended 12/31/2006	17.80	.31	1.61	1.92	(.31)	(.41)	(.72)	19.00	10.87	311	1.48	1.45	1.70
Year ended 12/31/2005	17.99	.25	.14	.39	(.24)	(.34)	(.58)	17.80	2.15	265	1.51	1.49	1.41
Class 529-C:
Year ended 12/31/2009	13.76	.28	2.44	2.72	(.29)	-	(.29)	16.19	20.10	507	1.52	1.52	1.94
Year ended 12/31/2008	19.29	.35	(5.35)	(5.00)	(.39)	(.14)	(.53)	13.76	(26.40)	420	1.48	1.45	2.09
Year ended 12/31/2007	19.00	.36	.72	1.08	(.35)	(.44)	(.79)	19.29	5.70	567	1.47	1.44	1.82
Year ended 12/31/2006	17.81	.32	1.59	1.91	(.31)	(.41)	(.72)	19.00	10.81	501	1.47	1.44	1.71
Year ended 12/31/2005	17.99	.26	.14	.40	(.24)	(.34)	(.58)	17.81	2.22	418	1.50	1.48	1.42
Class 529-E:
Year ended 12/31/2009	13.76	.35	2.44	2.79	(.36)	-	(.36)	16.19	20.71	80	1.02	1.02	2.45
Year ended 12/31/2008	19.28	.44	(5.34)	(4.90)	(.48)	(.14)	(.62)	13.76	(25.99)	65	.97	.95	2.60
Year ended 12/31/2007	19.00	.46	.71	1.17	(.45)	(.44)	(.89)	19.28	6.18	84	.96	.94	2.32
Year ended 12/31/2006	17.80	.41	1.61	2.02	(.41)	(.41)	(.82)	19.00	11.44	73	.96	.93	2.23
Year ended 12/31/2005	17.98	.35	.14	.49	(.33)	(.34)	(.67)	17.80	2.73	59	.99	.97	1.93

Class 529-F-1:
Year ended 12/31/2009	$13.76	$.42	$2.44	$2.86	$(.43)	$-	$(.43)	$16.19	21.31%	$42	.52%	.52%	2.93%
Year ended 12/31/2008	19.28	.52	(5.34)	(4.82)	(.56)	(.14)	(.70)	13.76	(25.61)	31	.47	.45	3.11
Year ended 12/31/2007	19.00	.56	.71	1.27	(.55)	(.44)	(.99)	19.28	6.71	36	.46	.44	2.82
Year ended 12/31/2006	17.80	.50	1.61	2.11	(.50)	(.41)	(.91)	19.00	11.99	28	.46	.43	2.73
Year ended 12/31/2005	17.98	.42	.15	.57	(.41)	(.34)	(.75)	17.80	3.15	19	.57	.55	2.35
Class R-1:
Year ended 12/31/2009	13.71	.29	2.43	2.72	(.30)	-	(.30)	16.13	20.22	120	1.43	1.43	2.03
Year ended 12/31/2008	19.22	.37	(5.33)	(4.96)	(.41)	(.14)	(.55)	13.71	(26.30)	89	1.38	1.35	2.21
Year ended 12/31/2007	18.94	.37	.72	1.09	(.37)	(.44)	(.81)	19.22	5.74	104	1.40	1.37	1.89
Year ended 12/31/2006	17.75	.32	1.60	1.92	(.32)	(.41)	(.73)	18.94	10.91	82	1.41	1.39	1.77
Year ended 12/31/2005	17.94	.27	.13	.40	(.25)	(.34)	(.59)	17.75	2.24	62	1.45	1.42	1.49
Class R-2:
Year ended 12/31/2009	13.72	.29	2.43	2.72	(.30)	-	(.30)	16.14	20.14	1,054	1.47	1.47	1.99
Year ended 12/31/2008	19.23	.36	(5.33)	(4.97)	(.40)	(.14)	(.54)	13.72	(26.33)	855	1.42	1.39	2.15
Year ended 12/31/2007	18.95	.37	.71	1.08	(.36)	(.44)	(.80)	19.23	5.71	1,168	1.41	1.39	1.87
Year ended 12/31/2006	17.76	.32	1.60	1.92	(.32)	(.41)	(.73)	18.95	10.90	1,079	1.45	1.39	1.77
Year ended 12/31/2005	17.94	.27	.15	.42	(.26)	(.34)	(.60)	17.76	2.31	902	1.48	1.40	1.51
Class R-3:
Year ended 12/31/2009	13.73	.36	2.43	2.79	(.37)	-	(.37)	16.15	20.73	2,326	.97	.97	2.49
Year ended 12/31/2008	19.24	.45	(5.33)	(4.88)	(.49)	(.14)	(.63)	13.73	(25.94)	1,959	.90	.87	2.65
Year ended 12/31/2007	18.96	.46	.72	1.18	(.46)	(.44)	(.90)	19.24	6.23	3,301	.92	.90	2.36
Year ended 12/31/2006	17.77	.41	1.60	2.01	(.41)	(.41)	(.82)	18.96	11.44	3,059	.92	.90	2.26
Year ended 12/31/2005	17.95	.36	.15	.51	(.35)	(.34)	(.69)	17.77	2.83	2,541	.91	.89	2.02
Class R-4:
Year ended 12/31/2009	13.76	.40	2.44	2.84	(.41)	-	(.41)	16.19	21.09	1,736	.67	.67	2.75
Year ended 12/31/2008	19.28	.49	(5.34)	(4.85)	(.53)	(.14)	(.67)	13.76	(25.75)	1,395	.65	.62	2.92
Year ended 12/31/2007	19.00	.52	.71	1.23	(.51)	(.44)	(.95)	19.28	6.50	1,865	.65	.62	2.64
Year ended 12/31/2006	17.80	.47	1.60	2.07	(.46)	(.41)	(.87)	19.00	11.78	1,724	.65	.62	2.53
Year ended 12/31/2005	17.99	.41	.13	.54	(.39)	(.34)	(.73)	17.80	3.03	1,441	.65	.63	2.28
Class R-5:
Year ended 12/31/2009	13.79	.45	2.43	2.88	(.45)	-	(.45)	16.22	21.44	1,332	.37	.37	3.19
Year ended 12/31/2008	19.32	.54	(5.35)	(4.81)	(.58)	(.14)	(.72)	13.79	(25.52)	1,418	.35	.33	3.28
Year ended 12/31/2007	19.03	.58	.72	1.30	(.57)	(.44)	(1.01)	19.32	6.86	957	.35	.33	2.94
Year ended 12/31/2006	17.83	.52	1.61	2.13	(.52)	(.41)	(.93)	19.03	12.08	411	.35	.33	2.82
Year ended 12/31/2005	18.01	.46	.15	.61	(.45)	(.34)	(.79)	17.83	3.38	324	.36	.34	2.57
Class R-6:
Period from 5/1/2009 to 12/31/2009	13.64	.30	2.61	2.91	(.34)	-	(.34)	16.21	21.52	590	.33 (5)	.33 (5)	2.94 (5)

	Year ended December 31
	2009	2008	2007	2006	2005
Portfolio turnover rate for all classes of shares	46%	41%	35%	34%	35%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5)Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of American Balanced Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of American Balanced Fund, Inc. (the “Fund”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Balanced Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
February 8, 2010

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2009:

	1 year	5 years	Life of class
Class B shares1 — first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	15.24%	0.92%	5.64%
Not reflecting CDSC	20.24	1.26	5.64

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	19.16	1.21	3.71
Not reflecting CDSC	20.16	1.21	3.71

Class F-1 shares2 — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	21.13	2.03	4.54

Class F-2 shares2 — first sold 8/5/08
Not reflecting annual asset-based fee charged
by sponsoring firm	21.41	—	–1.62

Class 529-A shares3 — first sold 2/15/02
Reflecting 5.75% maximum sales charge	14.02	0.75	3.41
Not reflecting maximum sales charge	20.97	1.95	4.20

Class 529-B shares1,3 — first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	15.09	0.79	3.34
Not reflecting CDSC	20.09	1.13	3.34

Class 529-C shares3 — first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	19.10	1.14	3.52
Not reflecting CDSC	20.10	1.14	3.52

Class 529-E shares2,3 — first sold 3/5/02	20.71	1.66	3.52

Class 529-F-1 shares2,3 — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	21.31	2.15	5.90

1These shares are not available for purchase.
2These shares are sold without any initial or contingent deferred sales charge.
3Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 26 and 27 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Expense example
                                                                                                                                    unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009, through December 31, 2009).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/2009	Ending account value 12/31/2009	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,164.53	$3.66	.67%
Class A -- assumed 5% return	1,000.00	1,021.83	3.41	.67
Class B -- actual return	1,000.00	1,160.68	7.73	1.42
Class B -- assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class C -- actual return	1,000.00	1,159.93	7.95	1.46
Class C -- assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class F-1 -- actual return	1,000.00	1,164.72	3.49	.64
Class F-1 -- assumed 5% return	1,000.00	1,021.98	3.26	.64
Class F-2 -- actual return	1,000.00	1,166.86	2.24	.41
Class F-2 -- assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 529-A -- actual return	1,000.00	1,164.43	3.98	.73
Class 529-A -- assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 529-B -- actual return	1,000.00	1,159.79	8.27	1.52
Class 529-B -- assumed 5% return	1,000.00	1,017.54	7.73	1.52
Class 529-C -- actual return	1,000.00	1,159.82	8.22	1.51
Class 529-C -- assumed 5% return	1,000.00	1,017.59	7.68	1.51
Class 529-E -- actual return	1,000.00	1,162.77	5.51	1.01
Class 529-E -- assumed 5% return	1,000.00	1,020.11	5.14	1.01
Class 529-F-1 -- actual return	1,000.00	1,165.66	2.78	.51
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.63	2.60	.51
Class R-1 -- actual return	1,000.00	1,160.20	7.79	1.43
Class R-1 -- assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class R-2 -- actual return	1,000.00	1,160.00	7.89	1.45
Class R-2 -- assumed 5% return	1,000.00	1,017.90	7.38	1.45
Class R-3 -- actual return	1,000.00	1,162.59	5.29	.97
Class R-3 -- assumed 5% return	1,000.00	1,020.32	4.94	.97
Class R-4 -- actual return	1,000.00	1,164.51	3.71	.68
Class R-4 -- assumed 5% return	1,000.00	1,021.78	3.47	.68
Class R-5 -- actual return	1,000.00	1,166.20	2.07	.38
Class R-5 -- assumed 5% return	1,000.00	1,023.29	1.94	.38
Class R-6 -- actual return	1,000.00	1,166.54	1.80	.33
Class R-6 -- assumed 5% return	1,000.00	1,023.54	1.68	.33

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information
        unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2009:

Qualified dividend income	$842,154,000
Corporate dividends received deduction	$691,294,000
U.S. government income that may be exempt from state taxation	$111,424,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2010, to determine the calendar year amounts to be included on their 2009 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2010. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered, among other things, the impact of current market conditions on the fund and CRMC. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objectives of providing conservation of capital, current income and long-term growth of capital and income. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indexes, in each case as available at the time of the related meetings. In addition to the information reviewed by the board and the committee, this report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that although the fund’s net asset value per share had declined during the one-year period ended December 31, 2008, its long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the termination of CRMC’s 10% advisory fee waiver effective December 31, 2008. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Board of directors and other officers

“Independent” directors

	Year first
	elected a
	director of
Name and age	the fund1	Principal occupation(s) during past five years

Mary Jane Elmore, 55	2008	Managing Director and General Partner, Institutional
		Venture Partners; former Product Marketing Manager,
		Intel Corporation’s Development Systems Division

Robert A. Fox, 72	1976–1978	Managing General Partner, Fox Investments LP;
Chairman of the Board	1982	corporate director; retired President and CEO, Foster
(Independent and		Farms (poultry producer)
Non-Executive)

Leonade D. Jones, 62	1993	Co-founder, VentureThink LLC (developed and
		managed e-commerce businesses) and Versura Inc.
		(education loan exchange); former Treasurer, The
		Washington Post Company

William D. Jones, 54	2008	Real estate developer/owner, President and CEO,
		CityLink Investment Corporation (acquires, develops
		and manages real estate ventures in selected urban
		communities) and City Scene Management Company
		(provides commercial asset and property
		management services)

John M. Lillie, 73	2003	Former CEO, American President Companies
		(container shipping and transportation services);
		former CEO, Lucky Stores; former CEO, Leslie Salt

John G. McDonald, 72	1975–1978	Stanford Investors Professor, Graduate School of
	1988	Business, Stanford University

James J. Postl, 64	2007	Former President and CEO, Pennzoil-Quaker State
		Company (automotive products and services)

Henry E. Riggs, 75	1989	President Emeritus, Keck Graduate Institute of
		Applied Life Sciences

Isaac Stein, 63	2004	President, Waverley Associates (private investment
		fund); Chairman Emeritus of the Board of Trustees,
		Stanford University

“Independent” directors

	Number of
	portfolios
	in fund
	complex2
	overseen by
Name and age	director	Other directorships3 held by director

Mary Jane Elmore, 55	3	None

Robert A. Fox, 72	9	None
Chairman of the Board
(Independent and
Non-Executive)

Leonade D. Jones, 62	9	None

William D. Jones, 54	6	Sempra Energy; SouthWest Water Company

John M. Lillie, 73	3	None

John G. McDonald, 72	12	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

James J. Postl, 64	3	Cooper Industries; Pulte, Inc.

Henry E. Riggs, 75	5	None

Isaac Stein, 63	3	Alexza Pharmaceuticals, Inc.; Maxygen, Inc.

Patricia K. Woolf retired from the board in December 2009. The directors thank Dr. Woolf for her dedication and long service to the fund.

“Interested” directors4

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund1	principal underwriter of the fund

Robert G. O’Donnell, 65	1990	Senior Vice President — Capital World Investors,
Vice Chairman of the Board		Capital Research and Management Company; Director, Capital Research and Management Company

Gregory D. Johnson, 46	2003	Senior Vice President — Capital World Investors,
President		Capital Research and Management Company

“Interested” directors4

	Number of
	portfolios
	in fund
	complex2
Name, age and	overseen by
position with fund	director	Other directorships3 held by director

Robert G. O’Donnell, 65	2	None
Vice Chairman of the Board

Gregory D. Johnson, 46	1	None
President

The fund’s statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers5

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund1	principal underwriter of the fund

Hilda L. Applbaum, 49	1999	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company

James R. Mulally, 57	2009	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company; Senior Vice President, Capital International Limited6

Paul F. Roye, 56	2007	Senior Vice President — Fund Business Management
Senior Vice President		Group, Capital Research and Management Company; Director, American Funds Service Company;6 former Director, Division of Investment Management, United States Securities and Exchange Commission

John H. Smet, 53	2000	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company; Director, The Capital Group Companies, Inc.6

Jeffrey T. Lager, 41	2002	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company6

Patrick F. Quan, 51	1986	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Jennifer M. Buchheim, 36	2005	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Julie E. Lawton, 36	2009	Associate — Capital Research and Management
Assistant Secretary		Company

Bryan K. Nielsen, 36	2008	Vice President, Capital Guardian Trust Company;6
Assistant Treasurer		Vice President, Capital International, Inc.6

1Directors and officers of the fund serve until their resignation, removal or retirement.

2Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is available to certain nonprofit organizations.

3This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

4“Interested persons” within the meaning of the 1940 Act, as amended, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

5All of the officers listed, except Jeffrey T. Lager, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

6Company affiliated with Capital Research and Management Company.

Results of meeting of shareholders held November 24, 2009

Shares outstanding (all classes)
on record date (August 28, 2009):	3,019,666,062

Total shares voting on November 24, 2009:	2,013,134,814	(66.7% of shares outstanding)

Election of board members
		Percent		Percent
		of shares	Votes	of shares
Board member*	Votes for	voting for	withheld	withheld

Mary Jane Elmore	1,964,659,498	97.6%	48,475,316	2.4%
Robert A. Fox	1,964,168,315	97.6	48,966,499	2.4
Gregory D. Johnson	1,964,567,201	97.6	48,567,613	2.4
Leonade D. Jones	1,964,258,021	97.6	48,876,793	2.4
William D. Jones	1,964,368,815	97.6	48,765,999	2.4
John M. Lillie	1,964,389,132	97.6	48,745,682	2.4
John G. McDonald	1,964,094,943	97.6	49,039,871	2.4
Robert G. O’Donnell	1,964,469,712	97.6	48,665,102	2.4
James J. Postl	1,964,622,315	97.6	48,512,499	2.4
Isaac Stein	1,964,439,174	97.6	48,695,640	2.4

	Votes for	Percent of outstanding shares voting for	Votes against	Percent of outstanding shares voting against	Votes abstaining		Percent of outstanding shares abstaining

To approve an Agreement and Plan of Reorganization	1,599,146,299	53.0%	46,478,503	1.5%	367,510,012	†	12.2%

	Votes for	Percent of shares voting for	Votes against	Percent of shares voting against	Votes abstaining		Percent of shares abstaining

To update the fund’s fundamental investment policies regarding:
Borrowing	1,604,233,559	79.7%	42,257,461	2.1%	366,643,794	†	18.2%
Issuance of senior securities	1,604,004,182	79.6	41,474,579	2.1	367,656,053	†	18.3
Underwriting	1,597,180,984	79.3	47,713,181	2.4	368,240,649	†	18.3
Investments in real estate or commodities	1,593,912,404	79.2	51,849,370	2.6	367,373,040	†	18.2
Lending	1,600,254,346	79.5	45,079,537	2.2	367,800,931	†	18.3
Industry concentration	1,598,425,786	79.4	47,029,922	2.3	367,679,106	†	18.3
Elimination of certain policies	1,590,912,167	79.0	52,059,550	2.6	370,163,097	†	18.4

To approve a policy allowing CRMC to appoint subsidiary advisers for the fund’s day-to-day investment management without additional shareholder approval	1,589,105,633	78.9	55,264,158	2.8	368,765,023	†	18.3

To approve amendments to the fund’s Investment Advisory and Service Agreement with CRMC	1,594,363,721	79.2	48,109,104	2.4	370,661,989	†	18.4

To approve a form of Subsidiary Agreement and appointment of one or more subsidiary advisers for the fund	1,588,853,411	78.9	53,998,318	2.7	370,283,085	†	18.4

To consider a shareholder proposal regarding genocide-free Investing (broker non-votes = 321,048,170	164,954,897	9.7	1,448,271,792	85.6	78,859,955		4.7

*Henry E. Riggs did not stand for election at the Meeting of Shareholders because he plans to retire in December 2010.
†Includes broker non-votes.

Offices

Office of the fund
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2009, portfolio of American Balanced Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Balanced Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Balanced Fund, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2010, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique approach to portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 25 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
>American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market FundSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-911-0210P

Litho in USA AGD/ACME/8050-S20661

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 1800, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Leonade D. Jones, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2008	$82,000
2009	$75,000

b) Audit-Related Fees:
2008	$20,000
2009	$13,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2008	$7,000
2009	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2008	None
2009	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2008	$1,070,000
2009	$1,029,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2008	$8,000
2009	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2008	None
2009	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,396,000 for fiscal year 2008 and $1,481,000 for fiscal year 2009. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

American Balanced Fund®
Investment portfolio

December 31, 2009

Common stocks — 65.00%	Shares	Value (000)

INFORMATION TECHNOLOGY — 11.56%
Microsoft Corp.	43,820,000	$1,336,072
Oracle Corp.	32,136,391	788,627
Cisco Systems, Inc.1	28,300,000	677,502
International Business Machines Corp.	3,400,000	445,060
Hewlett-Packard Co.	7,850,000	404,354
QUALCOMM Inc.	6,470,000	299,302
Google Inc., Class A1	390,000	241,792
Corning Inc.	10,250,000	197,928
SAP AG (ADR)	3,000,000	140,430
Apple Inc.1	655,000	138,113
Automatic Data Processing, Inc.	3,200,000	137,024
EMC Corp.1	7,700,000	134,519
Yahoo! Inc.1	7,906,000	132,663
Intel Corp.	5,000,000	102,000
Paychex, Inc.	2,802,200	85,859
Tyco Electronics Ltd.	3,360,000	82,488
Nokia Corp. (ADR)	5,500,000	70,675
Applied Materials, Inc.	4,415,000	61,545
Texas Instruments Inc.	2,000,000	52,120
		5,528,073

FINANCIALS — 8.66%
Wells Fargo & Co.	34,122,500	920,966
Berkshire Hathaway Inc., Class A1	8,080	801,536
U.S. Bancorp	23,510,000	529,210
American Express Co.	9,300,000	376,836
JPMorgan Chase & Co.	7,145,000	297,732
ACE Ltd.	4,400,000	221,760
Allstate Corp.	6,500,000	195,260
SunTrust Banks, Inc.	8,005,000	162,422
Citigroup Inc.	45,000,000	148,950
Bank of America Corp.	9,150,000	137,799
Chubb Corp.	2,200,000	108,196
Lincoln National Corp.	3,300,000	82,104
Comerica Inc.	2,700,000	79,839
PNC Financial Services Group, Inc.	1,500,000	79,185
		4,141,795

INDUSTRIALS — 8.31%
Boeing Co.	10,660,000	577,026
Deere & Co.	8,240,000	445,701
United Technologies Corp.	5,030,000	349,132
Lockheed Martin Corp.	4,393,772	331,071
Emerson Electric Co.	6,350,000	270,510
Tyco International Ltd.	6,260,000	223,357
Burlington Northern Santa Fe Corp.	2,250,000	221,895
Northrop Grumman Corp.	3,935,000	219,770
General Electric Co.	14,500,000	219,385
Honeywell International Inc.	4,900,000	192,080
Union Pacific Corp.	3,000,000	191,700
Parker Hannifin Corp.	3,000,000	161,640
United Parcel Service, Inc., Class B	2,500,000	143,425
General Dynamics Corp.	2,100,000	143,157
European Aeronautic Defence and Space Co. EADS NV2	5,500,000	109,785
Illinois Tool Works Inc.	2,000,000	95,980
FedEx Corp.	900,000	75,105
		3,970,719

HEALTH CARE — 7.45%
Merck & Co., Inc.	14,077,200	514,381
Bristol-Myers Squibb Co.	17,000,000	429,250
UnitedHealth Group Inc.	13,950,000	425,196
Pfizer Inc	21,622,000	393,304
Eli Lilly and Co.	10,352,000	369,670
Abbott Laboratories	6,600,000	356,334
Medtronic, Inc.	8,000,000	351,840
Johnson & Johnson	3,250,000	209,332
Cardinal Health, Inc.	5,815,000	187,476
Aetna Inc.	4,550,000	144,235
Stryker Corp.	2,000,000	100,740
Amgen Inc.1	1,400,000	79,198
		3,560,956

ENERGY — 7.27%
Chevron Corp.	12,772,000	983,316
Royal Dutch Shell PLC, Class B (ADR)	12,083,000	702,385
ConocoPhillips	11,250,000	574,537
Exxon Mobil Corp.	4,750,000	323,902
Baker Hughes Inc.	7,000,000	283,360
Schlumberger Ltd.	3,450,000	224,561
TOTAL SA (ADR)	3,295,000	211,012
Occidental Petroleum Corp.	1,000,000	81,350
Smith International, Inc.	2,250,000	61,133
EnCana Corp.	1,000,000	32,588
		3,478,144

CONSUMER STAPLES — 6.19%
Coca-Cola Co.	14,570,000	830,490
Philip Morris International Inc.	14,400,000	693,936
Wal-Mart Stores, Inc.	7,537,800	402,895
Kraft Foods Inc., Class A	6,550,000	178,029
Unilever NV (New York registered)	4,500,000	145,485
Estée Lauder Companies Inc., Class A	3,000,000	145,080
Procter & Gamble Co.	2,350,000	142,481
H.J. Heinz Co.	3,250,000	138,970
Avon Products, Inc.	4,250,000	133,875
PepsiCo, Inc.	1,250,000	76,000
Hershey Co.	1,985,000	71,043
		2,958,284

CONSUMER DISCRETIONARY — 3.94%
Home Depot, Inc.	19,400,000	561,242
Time Warner Inc.	13,583,333	395,818
McDonald’s Corp.	4,070,000	254,131
News Corp., Class A	15,000,000	205,350
Comcast Corp., Class A	8,425,000	142,046
Nordstrom, Inc.	2,400,000	90,192
Magna International Inc., Class A	1,750,000	88,515
Macy’s, Inc.	4,500,000	75,420
Best Buy Co., Inc.	1,750,000	69,055
		1,881,769

MATERIALS — 3.72%
Monsanto Co.	5,955,000	486,821
E.I. du Pont de Nemours and Co.	9,300,000	313,131
BHP Billiton Ltd.2	7,000,000	268,041
Dow Chemical Co.	9,000,000	248,670
Weyerhaeuser Co.	4,590,000	198,013
Alcoa Inc.	11,500,000	185,380
Praxair, Inc.	1,000,000	80,310
		1,780,366

TELECOMMUNICATION SERVICES — 2.53%
AT&T Inc.	26,000,000	728,780
Verizon Communications Inc.	12,800,000	424,064
Vodafone Group PLC2	25,000,000	57,968
		1,210,812

UTILITIES — 2.14%
PG&E Corp.	7,100,000	317,015
Exelon Corp.	5,700,000	278,559
Southern Co.	5,000,000	166,600
GDF Suez2	3,644,005	157,975
Edison International	3,000,000	104,340
		1,024,489

MISCELLANEOUS — 3.23%
Other common stocks in initial period of acquisition		1,545,948

Total common stocks (cost: $27,304,826,000)		31,081,355

Preferred stocks — 0.32%

FINANCIALS — 0.28%
BNP Paribas 7.195%3,4	57,200,000	53,196
Barclays Bank PLC 7.434%3,4	30,400,000	28,120
AXA SA, Series B, 6.379%3,4	26,000,000	21,060
QBE Capital Funding II LP 6.797%3,4	24,470,000	20,951
XL Capital Ltd., Series E, 6.50%4	16,160,000	12,362
		135,689

MISCELLANEOUS — 0.04%
Other preferred stocks in initial period of acquisition		19,203

Total preferred stocks (cost: $166,748,000)		154,892

	Principal amount	Value
Bonds & notes — 31.65%	(000)	(000)

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 14.18%
U.S. Treasury 0.875% 20102,5	$59,336	$59,544
U.S. Treasury 4.625% 2011	1,023,000	1,093,168
U.S. Treasury 3.00% 20122,5	197,024	212,322
U.S. Treasury 4.25% 2012	211,600	227,106
U.S. Treasury 2.75% 2013	167,000	171,065
U.S. Treasury 3.375% 2013	732,000	768,483
U.S. Treasury 3.50% 2013	463,000	487,993
U.S. Treasury 3.625% 2013	20,000	21,180
U.S. Treasury 4.25% 2013	245,335	264,810
U.S. Treasury 1.875% 2014	234,000	229,229
U.S. Treasury 1.875% 20152,5	121,694	128,445
U.S. Treasury 2.625% 2016	40,250	39,011
U.S. Treasury 4.75% 2017	74,750	81,130
U.S. Treasury 8.875% 2017	91,625	124,954
U.S. Treasury 1.625% 20182,5	105,250	107,926
U.S. Treasury 3.50% 2018	1,124,250	1,115,245
U.S. Treasury 2.125% 20192,5	50,343	53,530
U.S. Treasury 7.875% 2021	38,750	52,107
U.S. Treasury 6.25% 2023	519,500	620,802
U.S. Treasury 2.375% 20252,5	57,341	60,816
U.S. Treasury 6.875% 2025	79,500	100,959
U.S. Treasury 2.00% 20262,5	3,812	3,849
U.S. Treasury 5.50% 2028	17,125	19,094
U.S. Treasury 5.25% 2029	15,000	16,261
U.S. Treasury 4.50% 2036	151,800	149,617
U.S. Treasury 4.375% 2038	48,000	46,110
U.S. Treasury 3.50% 2039	274,000	224,595
Federal Agricultural Mortgage Corp. 4.875% 20113	40,000	41,841
Federal Agricultural Mortgage Corp. 5.50% 20113	7,000	7,416
CoBank ACB 7.875% 20183	20,000	21,704
CoBank ACB 0.854% 20223,4	23,425	17,447
United States Government Agency-Guaranteed (FDIC insured), Regions Bank 3.25% 2011	33,000	34,154
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp., Series L, 3.125% 2012	30,000	31,046
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.875% 2011	30,000	30,856
Federal Home Loan Bank 5.25% 2014	25,875	28,632
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.20% 2012	27,500	27,857
Fannie Mae 6.25% 2029	20,000	22,928
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	22,000	22,565
United States Government Agency-Guaranteed (FDIC insured), PNC Funding Corp. 2.30% 2012	14,000	14,221
		6,780,018

MORTGAGE-BACKED OBLIGATIONS6 — 8.55%
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	52,930	54,055
Fannie Mae, Series 2001-T11, Class B, 5.503% 2011	45,000	47,769
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	16,000	16,627
Fannie Mae 4.89% 2012	30,000	31,514
Fannie Mae 4.00% 2015	12,841	13,227
Fannie Mae 5.00% 2018	2,433	2,566
Fannie Mae 5.00% 2018	1,233	1,301
Fannie Mae 11.00% 2018	339	391
Fannie Mae 5.50% 2019	2,181	2,330
Fannie Mae 5.50% 2020	32,667	34,867
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	10,280	10,649
Fannie Mae 4.50% 2023	35,602	36,708
Fannie Mae 4.50% 2023	34,935	36,020
Fannie Mae 4.00% 2024	151,663	152,817
Fannie Mae 4.00% 2024	128,357	129,364
Fannie Mae 4.00% 2024	42,648	42,973
Fannie Mae 4.00% 2024	29,458	29,682
Fannie Mae 4.00% 2024	26,602	26,805
Fannie Mae 4.00% 2024	23,944	24,127
Fannie Mae 4.00% 2024	22,416	22,587
Fannie Mae 4.00% 2024	21,801	21,966
Fannie Mae 4.00% 2024	10,601	10,682
Fannie Mae 4.00% 2024	7,913	7,973
Fannie Mae 4.00% 2024	5,498	5,540
Fannie Mae 4.50% 2024	55,134	56,794
Fannie Mae 4.50% 2024	55,125	56,785
Fannie Mae 4.50% 2024	40,749	41,976
Fannie Mae 4.50% 2024	12,220	12,588
Fannie Mae 4.50% 2024	12,105	12,469
Fannie Mae 4.50% 2024	9,805	10,101
Fannie Mae 4.50% 2024	8,891	9,159
Fannie Mae 4.50% 2024	8,381	8,634
Fannie Mae, Series 2001-4, Class NA, 11.829% 20254	243	274
Fannie Mae 6.00% 2027	12,303	13,115
Fannie Mae 8.50% 2027	32	37
Fannie Mae, Series 2001-20, Class D, 11.044% 20314	72	83
Fannie Mae 5.50% 2033	25,439	26,750
Fannie Mae 5.50% 2033	19,603	20,614
Fannie Mae 5.50% 2033	2,844	2,991
Fannie Mae 5.50% 2035	11,367	11,953
Fannie Mae 5.50% 2035	7,176	7,564
Fannie Mae 6.50% 2035	14,039	15,166
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036	5,712	4,540
Fannie Mae 5.50% 2036	3,001	3,154
Fannie Mae 5.50% 2036	2,595	2,727
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	14,312	15,334
Fannie Mae 6.00% 2036	6,492	6,907
Fannie Mae 5.616% 20374	25,293	26,658
Fannie Mae 6.00% 2037	92,475	98,677
Fannie Mae 6.00% 2037	47,015	49,926
Fannie Mae 6.00% 2037	22,123	23,479
Fannie Mae 6.00% 2037	16,562	17,572
Fannie Mae 6.00% 2037	3,997	4,242
Fannie Mae 6.50% 2037	45,382	48,441
Fannie Mae 6.50% 2037	36,849	39,529
Fannie Mae 6.50% 2037	30,826	33,068
Fannie Mae 6.50% 2037	18,731	19,994
Fannie Mae 7.00% 2037	35,305	38,740
Fannie Mae 7.00% 2037	12,839	13,992
Fannie Mae 7.00% 2037	9,715	10,587
Fannie Mae 7.00% 2037	6,788	7,398
Fannie Mae 4.50% 2038	28,525	28,508
Fannie Mae 4.50% 2038	8,903	8,899
Fannie Mae 5.50% 2038	58,765	61,590
Fannie Mae 5.50% 2038	9,626	10,089
Fannie Mae 6.00% 2038	38,257	40,578
Fannie Mae 6.00% 2038	17,778	18,862
Fannie Mae 6.00% 2038	11,366	12,055
Fannie Mae 6.50% 2038	43,992	47,206
Fannie Mae 4.50% 2039	159,487	159,404
Fannie Mae 4.50% 2039	62,101	62,069
Fannie Mae 4.50% 2039	48,520	48,490
Fannie Mae 4.50% 2039	36,563	36,544
Fannie Mae 4.50% 2039	8,325	8,320
Fannie Mae 6.00% 2039	21,002	22,289
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	605	673
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	557	604
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	816	920
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042	763	861
Fannie Mae 6.50% 2047	8,010	8,530
Fannie Mae 6.50% 2047	4,229	4,504
Fannie Mae 6.50% 2047	3,713	3,954
Fannie Mae 6.50% 2047	2,745	2,924
Fannie Mae 6.50% 2047	2,411	2,568
Fannie Mae 6.50% 2047	2,256	2,402
Fannie Mae 6.50% 2047	1,138	1,211
Fannie Mae 7.00% 2047	6,791	7,400
Fannie Mae 7.00% 2047	3,680	4,011
Fannie Mae 7.00% 2047	3,220	3,509
Fannie Mae 7.00% 2047	2,367	2,580
Fannie Mae 7.00% 2047	2,191	2,387
Fannie Mae 7.00% 2047	2,066	2,251
Fannie Mae 7.00% 2047	1,308	1,425
Fannie Mae 7.00% 2047	990	1,079
Fannie Mae 7.00% 2047	655	713
Fannie Mae 7.00% 2047	346	377
Freddie Mac 5.00% 2023	33,524	35,123
Freddie Mac 5.00% 2023	23,841	24,978
Freddie Mac 5.00% 2023	19,840	20,786
Freddie Mac 5.00% 2023	7,643	8,007
Freddie Mac 5.00% 2023	6,860	7,187
Freddie Mac 5.00% 2023	5,741	6,015
Freddie Mac 5.00% 2023	4,659	4,881
Freddie Mac 5.00% 2023	393	411
Freddie Mac 5.50% 2023	13,227	14,012
Freddie Mac 5.00% 2024	49,125	51,442
Freddie Mac 5.50% 2024	25,277	26,832
Freddie Mac 6.00% 2026	15,525	16,571
Freddie Mac 6.00% 2026	11,310	12,072
Freddie Mac 6.00% 2026	9,004	9,610
Freddie Mac 6.50% 2027	3,518	3,776
Freddie Mac 6.50% 2027	1,220	1,309
Freddie Mac 6.50% 2027	1,212	1,300
Freddie Mac 6.50% 2028	2,706	2,904
Freddie Mac, Series T-041, Class 3-A, 7.50% 2032	3,101	3,479
Freddie Mac, Series 3061, Class PN, 5.50% 2035	13,109	13,838
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036	16,523	13,902
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036	11,883	9,199
Freddie Mac, Series 3233, Class PA, 6.00% 2036	28,825	30,910
Freddie Mac, Series 3318, Class JT, 5.50% 2037	29,435	30,997
Freddie Mac, Series 3312, Class PA, 5.50% 2037	21,737	22,906
Freddie Mac 5.525% 20374	2,765	2,890
Freddie Mac, Series 3272, Class PA, 6.00% 2037	22,273	23,782
Freddie Mac 6.00% 2038	178,437	189,412
Freddie Mac 6.00% 2038	3,795	4,028
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	1,232	1,141
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	916	908
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	1,195	1,127
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	2,254	2,226
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A-4, 5.435% 2034	21,420	21,950
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034	6,296	5,736
CS First Boston Mortgage Securities Corp., Series 2001-CP4, Class A-4, 6.18% 2035	34,303	35,658
CS First Boston Mortgage Securities Corp., Series 2005-5, Class IV-A-1, 6.25% 2035	14,156	12,895
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035	33,692	34,569
CS First Boston Mortgage Securities Corp., Series 2003-CK2, Class A-4, 4.801% 2036	17,585	17,569
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	20,021	20,856
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	16,045	16,894
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 20404	30,875	30,468
Government National Mortgage Assn. 10.00% 2021	413	481
Government National Mortgage Assn. 6.00% 2038	88,740	94,279
Government National Mortgage Assn. 6.50% 2038	40,674	43,489
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-CIBC5, Class A-1, 4.372% 2037	3,951	4,023
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-2, 4.739% 2037	1,778	1,783
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.316% 20374	63,000	63,442
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C1, Class A-3, 5.376% 2037	10,680	11,023
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	6,119	6,204
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-SB, 4.824% 2042	25,000	25,452
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	78,870	81,208
GMAC Commercial Mortgage Securities, Inc., Series 2002-C2, Class A-2, 5.389% 2038	1,989	2,030
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 20373	18,300	18,484
American Tower Trust I, Series 2007-1A, Class B, 5.537% 20373	20,000	20,566
American Tower Trust I, Series 2007-1A, Class D, 5.957% 20373	32,200	33,112
Wells Fargo Mortgage-backed Securities Trust, Series 2006-1, Class A-3, 5.00% 2021	12,545	11,866
Wells Fargo Mortgage-backed Securities Trust, Series 2005-AR10, Class II-A-6, 3.239% 20354	28,732	24,946
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR19, Class A-6, 5.622% 20364	22,000	15,321
Residential Accredit Loans, Inc., Series 2004-QS6, Class A-1, 5.00% 2019	11,240	11,083
Residential Accredit Loans, Inc., Series 2004-QS16, Class 1-A-1, 5.50% 2034	16,838	15,634
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	27,236	23,424
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035	46,162	47,696
Bank of America 5.50% 20123	44,500	47,502
Commercial Mortgage Trust, Series 2000-C1, Class E, 8.132% 2033	4,000	4,017
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	39,825	39,064
Banc of America Commercial Mortgage Inc., Series 2002-PB2, Class A-4, 6.186% 2035	4,350	4,542
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	35,372	36,549
Nationwide Building Society, Series 2007-2, 5.50% 20123	32,500	34,870
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	32,750	33,191
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5-A-1, 5.852% 20364	22,989	16,900
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6-A, 5.905% 20364	20,423	14,525
Bear Stearns Asset-backed Securities I Trust, Series 2005-AC3, Class II-A-1, 5.25% 2020	31,715	28,846
SBA CMBS Trust, Series 2006-1A, Class A, 5.314% 20363	27,350	27,613
GE Commercial Mortgage Corp., Series 2004-C1, Class A-2, 3.915% 2038	1,283	1,278
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.334% 20454	25,000	25,481
GS Mortgage Securities Corp. II, Series 2001-ROCK, Class D, 6.878% 20183	15,000	15,987
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A-4, 5.56% 2039	11,880	10,477
Countrywide Alternative Loan Trust, Series 2005-6CB, Class 2-A-1, 5.00% 2020	2,614	2,264
Countrywide Alternative Loan Trust, Series 2004-5CB, Class 1-A-1, 6.00% 2034	8,637	6,872
Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1-A-1, 6.00% 2035	17,392	15,168
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	2,147	2,176
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-2, 6.48% 2035	1,725	1,786
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PW10, Class AM, 5.449% 20404	20,000	17,534
GE Capital Commercial Mortgage Corp., Series 2002-2, Class A-3, 5.349% 2036	10,000	10,205
GE Capital Commercial Mortgage Corp., Series 2002-3, Class A-1, 4.229% 2037	10,969	11,087
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 20263	21,114	20,045
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	21,550	19,831
Prudential Mortgage Capital Funding, LLC, Series ROCK 2001-C1, Class A-2, 6.605% 2034	14,831	15,398
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.462% 20354	20,000	15,320
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025	499	500
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A-4, 6.462% 2031	13,185	13,867
Four Times Square Trust, Series 2000-4TS, Class C, 7.86% 20153	14,000	14,279
Washington Mutual Mortgage, WMALT Series 2005-1, Class 5-A-1, 6.00% 2035	15,756	12,782
GSR Mortgage Loan Trust, Series 2004-2F, Class XIIIA-1, 5.00% 2019	5,132	5,050
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 2020	5,514	5,487
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-2, 6.141% 2034	8,486	8,879
Structured Products Asset Return Certificates Trust, Series 2001-CF1, Class A, 6.36% 20332	7,344	7,378
Banc of America Alternative Loan Trust, Series 2005-2, Class 3-A-1, 5.00% 2020	7,785	7,309
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A-2, 5.202% 20444	6,810	6,938
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	4,968	4,963
Structured Asset Securities Corp., Series 2004-3, Class 3-A-1, 5.50% 2019	3,949	3,825
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.245% 20273,4	878	791
Residential Funding Corp., Series 2003-RM2, Class A-II, 5.00% 2018	4,468	4,441
CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6-A-1, 3.461% 20334	5,243	4,327
MASTR Alternative Loan Trust, Series 2005-3, Class 1-A-1, 5.50% 2035	3,152	2,638
Hilton Hotel Pool Trust, Series 2000-HLTA, Class A-1, 7.055% 20153	1,602	1,651
Morgan Stanley Dean Witter Capital I Trust, Series 2003-TOP9, Class A-1, 3.98% 2036	1,135	1,143
		4,089,222

CORPORATE BONDS & NOTES — 7.88%
FINANCIALS — 2.25%
Liberty Mutual Group Inc. 6.50% 20353	19,845	15,979
Liberty Mutual Group Inc. 7.50% 20363	25,350	23,272
Liberty Mutual Group Inc., Series C, 10.75% 20883,4	13,795	14,761
Liberty Mutual Group Inc. 7.697% 20973	22,180	19,040
Westfield Group 5.40% 20123	495	525
Westfield Group 5.75% 20153	16,250	17,155
Westfield Group 5.70% 20163	27,495	28,316
Westfield Group 7.125% 20183	15,750	17,247
ProLogis 5.50% 2012	15,000	15,193
ProLogis 5.625% 2015	10,425	9,925
ProLogis 6.625% 2018	15,500	14,723
ProLogis 7.375% 2019	20,000	19,762
Abbey National Treasury Services PLC 3.875% 20143	14,000	14,065
Santander Issuances, SA Unipersonal 5.805% 20163,4	20,000	19,826
Sovereign Bancorp, Inc. 8.75% 2018	4,000	4,620
Santander Issuances, SA Unipersonal 6.50% 20193,4	11,500	11,941
Kimco Realty Corp. 6.00% 2012	2,750	2,902
Kimco Realty Corp., Series C, 4.82% 2014	13,000	12,751
Kimco Realty Corp., Series C, 5.783% 2016	14,000	13,840
Kimco Realty Corp. 5.70% 2017	21,180	20,433
UniCredito Italiano SpA 5.584% 20173,4	40,000	38,129
UniCredito Italiano SpA 6.00% 20173	10,000	9,927
American Express Bank 5.50% 2013	21,300	22,721
American Express Co. 6.15% 2017	22,800	23,865
CNA Financial Corp. 5.85% 2014	25,000	24,667
CNA Financial Corp. 6.50% 2016	16,000	15,748
Simon Property Group, LP 6.75% 2014	8,495	9,062
Simon Property Group, LP 5.875% 2017	15,165	15,208
Simon Property Group, LP 6.125% 2018	15,160	15,428
Monumental Global Funding 5.50% 20133	12,000	12,356
Monumental Global Funding III 0.484% 20143,4	29,000	26,237
PRICOA Global Funding I 4.20% 20103	11,000	11,000
Prudential Financial, Inc., Series D, 5.50% 2016	14,000	14,037
Prudential Holdings, LLC, Series C, 8.695% 20233,6	11,500	12,336
HBOS PLC 6.75% 20183	39,062	36,302
Goldman Sachs Group, Inc. 6.15% 2018	25,745	27,605
Hospitality Properties Trust 6.75% 2013	7,215	7,322
Hospitality Properties Trust 6.70% 2018	21,025	19,268
Bank of America Corp. 5.75% 2017	25,275	25,923
JPMorgan Chase & Co. 4.891% 20154	20,000	20,045
JPMorgan Chase & Co. 6.30% 2019	5,000	5,510
ERP Operating LP 5.375% 2016	25,000	24,613
ACE INA Holdings Inc. 5.875% 2014	20,000	21,713
Morgan Stanley 6.00% 2014	20,000	21,525
American Honda Finance Corp. 5.125% 20103	20,500	21,172
Barclays Bank PLC 2.50% 2013	8,500	8,496
Barclays Bank PLC 5.00% 2016	12,250	12,535
Citigroup Inc. 6.125% 2018	19,500	19,637
Fifth Third Bancorp 8.25% 2038	9,000	8,580
Fifth Third Capital Trust IV 6.50% 20674	14,500	10,658
Nationwide Financial Services, Inc. 6.75% 20674	21,950	17,159
Nordea Bank 3.70% 20143	16,750	16,736
Boston Properties, Inc. 5.875% 2019	16,500	16,582
Principal Life Insurance Co. 5.30% 2013	15,500	16,379
New York Life Global Funding 5.25% 20123	15,000	16,097
Household Finance Corp. 6.375% 2012	13,000	14,167
Catlin Insurance Ltd. 7.249% (undated)3,4	19,135	14,160
Allstate Life Global Funding Trust, Series 2008-4, 5.375% 2013	13,000	13,888
Loews Corp. 6.00% 2035	14,000	13,448
Resona Bank, Ltd. 5.85% (undated)3,4	15,000	13,108
Assurant, Inc. 5.625% 2014	12,665	12,997
Metropolitan Life Global Funding I, 5.125% 20133	12,000	12,722
Standard Chartered Bank 6.40% 20173	10,800	11,185
Developers Diversified Realty Corp. 4.625% 2010	10,755	10,689
Lincoln National Corp. 5.65% 2012	10,250	10,615
Federal Realty Investment Trust 4.50% 2011	8,500	8,555
Nationwide Mutual Insurance Co. 5.81% 20243,4	10,000	7,908
Wells Fargo & Co. 4.375% 2013	6,920	7,193
United Dominion Realty Trust, Inc. 5.00% 2012	6,000	6,079
		1,077,568

TELECOMMUNICATION SERVICES — 1.09%
SBC Communications Inc. 6.25% 2011	10,000	10,593
AT&T Wireless Services, Inc. 7.875% 2011	12,170	13,079
AT&T Wireless Services, Inc. 8.125% 2012	5,230	5,913
AT&T Inc. 4.95% 2013	16,250	17,349
SBC Communications Inc. 5.10% 2014	15,000	16,152
SBC Communications Inc. 5.625% 2016	49,300	53,032
BellSouth Capital Funding Corp. 7.875% 2030	51,500	58,961
AT&T Corp. 8.00% 20314	10,000	12,240
SBC Communications Inc. 6.45% 2034	40,000	40,912
Verizon Communications Inc. 3.75% 2011	29,250	30,172
Verizon Communications Inc. 5.55% 2014	12,440	13,513
Verizon Communications Inc. 5.50% 2017	13,975	14,769
Verizon Communications Inc. 5.50% 2018	25,500	26,654
Verizon Communications Inc. 6.10% 2018	21,250	23,135
Verizon Communications Inc. 6.35% 2019	15,600	17,241
Verizon Communications Inc. 6.25% 2037	50,000	50,877
Verizon Communications Inc. 6.90% 2038	4,500	5,004
Telecom Italia Capital SA 5.25% 2015	44,721	46,816
Telecom Italia Capital SA 7.721% 2038	12,500	14,437
Deutsche Telekom International Finance BV 5.875% 2013	12,500	13,537
Deutsche Telekom International Finance BV 4.875% 2014	15,500	16,270
France Télécom 4.375% 2014	10,000	10,460
American Tower Corp. 4.625% 20153	10,000	10,126
		521,242

INDUSTRIALS — 0.87%
Burlington Northern Santa Fe Corp. 7.00% 2014	31,850	36,179
Burlington Northern Santa Fe Corp. 4.70% 2019	16,250	16,130
BNSF Funding Trust I 6.613% 20554	6,175	5,943
Continental Airlines, Inc., Series 1997-1, Class A, 7.461% 20166	17,608	16,854
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 20196	8,874	8,508
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20196	4,718	4,662
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20206	9,782	9,672
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 20226	7,263	6,805
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 20226	9,045	8,231
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 20146	29,550	28,294
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 20246	17,506	15,580
Union Pacific Corp. 5.75% 2017	4,325	4,570
Union Pacific Corp. 5.70% 2018	29,150	30,586
CSX Corp. 5.75% 2013	7,670	8,304
CSX Corp. 6.25% 2015	5,990	6,605
CSX Corp. 6.15% 2037	17,645	17,937
Caterpillar Financial Services Corp., Series F, 6.20% 2013	23,940	26,700
Koninklijke Philips Electronics NV 5.75% 2018	23,500	25,046
General Electric Co. 5.25% 2017	24,250	24,820
Norfolk Southern Corp. 5.75% 2016	7,615	8,112
Norfolk Southern Corp. 5.75% 2018	15,500	16,423
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 20113,6	9,807	10,203
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 20133,6	13,321	13,593
Volvo Treasury AB 5.95% 20153	18,000	18,595
Atlas Copco AB 5.60% 20173	14,000	14,135
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 20136	13,650	13,705
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 20246	13,827	11,891
Canadian National Railway Co. 4.95% 2014	6,000	6,413
		414,496

CONSUMER DISCRETIONARY — 0.79%
AOL Time Warner Inc. 6.875% 2012	40,000	43,813
Time Warner Inc. 5.875% 2016	14,210	15,362
AOL Time Warner Inc. 7.625% 2031	25,315	29,489
Time Warner Cable Inc. 6.75% 2018	45,370	49,923
Time Warner Cable Inc. 5.00% 2020	25,000	24,291
Comcast Corp. 5.30% 2014	15,000	16,024
Comcast Corp. 6.95% 2037	34,250	37,449
Comcast Corp. 6.40% 2038	13,425	13,860
Cox Communications, Inc. 4.625% 2010	25,000	25,021
Cox Communications, Inc. 7.75% 2010	15,000	15,706
Cox Communications, Inc. 5.45% 2014	15,500	16,624
Thomson Reuters Corp. 5.95% 2013	8,140	8,918
Thomson Reuters Corp. 6.50% 2018	20,815	23,565
Toll Brothers, Inc. 4.95% 2014	20,000	19,500
News America Inc. 5.30% 2014	8,750	9,468
News America Inc. 6.90% 2019	3,250	3,668
News America Inc. 6.15% 2037	5,000	4,991
Nordstrom, Inc. 6.75% 2014	10,000	11,179
Seminole Tribe of Florida 5.798% 20133,6	9,320	8,974
		377,825

UTILITIES — 0.72%
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	55,500	60,121
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	8,450	11,214
MidAmerican Energy Holdings Co., Series D, 5.00% 2014	18,000	18,906
MidAmerican Energy Holdings Co. 5.75% 2018	25,925	27,369
MidAmerican Energy Holdings Co. 6.50% 2037	5,000	5,395
PG&E Corp. 5.75% 2014	5,750	6,204
Pacific Gas and Electric Co., First Mortgage Bonds, 6.05% 2034	20,000	20,948
E.ON International Finance BV 5.80% 20183	24,450	26,303
Alabama Power Co., Series FF, 5.20% 2016	16,000	16,527
Alabama Power Co. 6.00% 2039	7,500	7,932
Exelon Corp. 4.45% 2010	20,000	20,333
Southern California Edison Co., First and Refunding Mortgage Bonds, Series 2005-A, 5.00% 2016	16,000	16,703
San Diego Gas & Electric Co., Series CCC, 5.30% 2015	15,000	16,445
Virginia Electric and Power Co., Series 2003-B, 4.50% 2010	3,500	3,600
Virginia Electric and Power Co., Series B, 5.95% 2017	10,000	10,853
Electricité de France SA 6.95% 20393	12,000	14,241
Iberdrola Finance Ireland 3.80% 20143	11,000	11,062
Niagara Mohawk Power 3.553% 20143	10,000	9,980
Abu Dhabi National Energy Co. PJSC (TAQA) 6.50% 20363	10,610	9,696
Public Service Electric and Gas Co., Series E, 5.30% 2018	8,500	8,938
Appalachian Power Co., Series M, 5.55% 2011	7,800	8,114
Veolia Environnement 5.25% 2013	6,500	6,880
Kern River Funding Corp. 4.893% 20183,6	4,687	4,683
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 20183,6	4,089	4,101
		346,548

ENERGY — 0.65%
Kinder Morgan Energy Partners LP 6.00% 2017	41,610	43,750
Kinder Morgan Energy Partners LP 6.50% 2037	10,000	10,108
Enbridge Energy Partners, LP, Series B, 6.50% 2018	12,250	13,123
Enbridge Energy Partners, LP, Series B, 7.50% 2038	12,250	13,989
Enbridge Energy Partners, LP 8.05% 20774	17,520	16,310
BP Capital Markets PLC 3.625% 20143	15,000	15,360
BP Capital Markets PLC 3.875% 2015	20,000	20,572
TransCanada PipeLines Ltd. 6.35% 20674	26,110	24,533
Rockies Express Pipeline LLC 6.85% 20183	14,750	16,328
Shell International Finance 1.30% 2011	16,250	16,299
Gaz Capital SA 6.51% 20223	17,495	16,095
Sunoco, Inc. 4.875% 2014	15,000	15,132
Enterprise Products Operating LLC 6.30% 2017	13,000	14,016
StatoilHydro ASA 2.90% 2014	13,285	13,245
Canadian Natural Resources Ltd. 5.70% 2017	11,925	12,760
Ras Laffan Liquefied Natural Gas II 5.298% 20203,6	12,000	12,118
Enbridge Inc. 5.60% 2017	10,000	10,410
Husky Energy Inc. 6.80% 2037	9,375	9,964
Williams Companies, Inc. 8.75% 2032	6,025	7,229
Polar Tankers, Inc. 5.951% 20373,6	6,685	6,513
Petroleum Export Ltd., Class A-2, XLCA insured, 4.633% 20103,6	1,278	1,259
		309,113

HEALTH CARE — 0.62%
Cardinal Health, Inc. 4.00% 2015	44,100	43,321
Cardinal Health, Inc. 5.80% 2016	17,500	17,627
UnitedHealth Group Inc. 6.00% 2017	22,170	23,237
UnitedHealth Group Inc. 6.00% 2018	35,000	36,211
GlaxoSmithKline Capital Inc. 4.85% 2013	33,700	36,203
AstraZeneca PLC 5.90% 2017	25,000	27,823
Pfizer Inc. 4.45% 2012	25,000	26,455
Roche Holdings Inc. 4.50% 20123	20,000	21,073
Hospira, Inc. 5.55% 2012	14,120	15,058
Biogen Idec Inc. 6.00% 2013	13,500	14,349
Coventry Health Care, Inc. 6.30% 2014	11,955	11,705
Merck & Co., Inc. 5.00% 2019	8,925	9,294
Abbott Laboratories 5.125% 2019	8,600	9,012
Humana Inc. 6.45% 2016	7,187	7,274
		298,642

CONSUMER STAPLES — 0.35%
Anheuser-Busch InBev NV 4.125% 20153	16,500	16,772
Anheuser-Busch InBev NV 7.75% 20193	20,000	23,455
Altria Group, Inc. 9.25% 2019	15,000	18,310
Altria Group, Inc. 9.95% 2038	13,500	17,647
CVS Caremark Corp. 6.036% 20286	7,271	6,900
CVS Caremark Corp. 6.943% 20306	12,490	12,590
PepsiCo, Inc. 7.90% 2018	15,000	18,439
Kraft Foods Inc. 6.75% 2014	16,180	17,909
British American Tobacco International Finance PLC 9.50% 20183	13,580	17,272
Kroger Co. 3.90% 2015	16,250	16,360
		165,654

MATERIALS — 0.30%
Rio Tinto Finance (USA) Ltd. 5.875% 2013	28,500	30,777
Rio Tinto Finance (USA) Ltd. 8.95% 2014	9,180	11,011
Dow Chemical Co. 7.60% 2014	18,250	20,786
Rohm and Haas Co. 6.00% 2017	17,445	18,030
International Paper Co. 7.40% 2014	23,250	25,921
International Paper Co. 7.30% 2039	10,500	11,174
Yara International ASA 7.875% 20193	17,250	19,729
BHP Billiton Finance (USA) Ltd. 5.50% 2014	4,690	5,149
		142,577

INFORMATION TECHNOLOGY — 0.24%
Hewlett-Packard Co. 4.50% 2013	20,000	21,219
Electronic Data Systems Corp., Series B, 6.00% 20134	32,500	35,955
KLA-Tencor Corp. 6.90% 2018	30,250	31,878
Oracle Corp. 3.75% 2014	15,750	16,268
Cisco Systems, Inc. 2.90% 2014	10,000	9,993
		115,313

Total corporate bonds & notes		3,768,978

ASSET-BACKED OBLIGATIONS6 — 0.83%
AmeriCredit Automobile Receivables Trust, Series 2006-B-G, Class A-4, FGIC insured, 5.21% 2013	18,631	19,146
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-4-A, MBIA insured, 5.55% 2014	14,225	14,654
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-4-A, FSA insured, 5.56% 2014	15,000	15,408
World Omni Auto Receivables Trust, Series 2006-B, Class A-4, 5.12% 2012	43,983	45,115
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-1, Class A-5, MBIA insured, 5.08% 20113	29,550	30,070
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2009-2A, Class A-1, 4.26% 20143	9,000	8,977
Nissan Auto Lease Trust, Series 2008-A, Class A-3a, 5.14% 2011	25,750	26,344
USAA Auto Owner Trust, Series 2007-1, Class A-4, 5.55% 2013	24,000	24,946
Chase Issuance Trust, Series 2008-4, Class A, 4.65% 2015	17,000	18,052
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-3, 5.12% 2014	16,076	17,289
Prestige Auto Receivables Trust, Series 2007-1, Class A-3, FSA insured, 5.58% 20143	15,629	16,110
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031	4,914	4,190
Residential Asset Securities Corp. Trust, Series 2004-KS9, Class A-I-4, FGIC insured, 4.61% 2032	5,701	4,606
Residential Asset Securities Corp. Trust, Series 2003-KS6, Class A-2, 0.831% 20334	110	83
Residential Asset Securities Corp. Trust, Series 2003-KS8, Class A-I-6, 4.83% 2033	6,378	5,418
Ameriquest Mortgage Securities Inc., Series 2004-R4, Class M-1, 0.781% 20344	20,434	14,257
UPFC Auto Receivables Trust, Series 2007-B, Class A-3, AMBAC insured, 6.15% 2014	13,581	14,040
Chase Credit Card Owner Trust, Series 2003-4, Class B, 0.883% 20164	14,000	13,307
Citibank Credit Card Issuance Trust, Series 2008, Class A5, 4.85% 2015	12,000	12,748
CPS Auto Receivables Trust, Series 2004-B, Class A-2, XLCA insured, 3.56% 20113	308	310
CPS Auto Receivables Trust, Series 2006-A, Class 1-A-4, FSA insured, 5.33% 20123	4,565	4,648
CPS Auto Receivables Trust, Series 2007-TFC, Class A-2, XLCA insured, 5.25% 20133	6,707	6,873
Drive Auto Receivables Trust, Series 2006-2, Class A-3, MBIA insured, 5.33% 20143	11,379	11,654
RAMP Trust, Series 2003-RZ4, Class A-7, 4.79% 20334	6,063	5,084
RAMP Trust, Series 2003-RS11, Class A-I-7, 4.828% 2033	7,055	5,987
Morgan Stanley ABS Capital I Inc., Series 2004-NC3, Class M-1, 1.026% 20344	14,117	8,990
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 0.533% 20193,4	9,382	7,758
CarMax Auto Owner Trust, Series 2007-2, Class A-3, 5.23% 2011	6,794	6,902
Long Beach Acceptance Auto Receivables Trust, Series 2004-C, Class A-4, FSA insured, 3.777% 2011	2,012	2,026
Long Beach Acceptance Auto Receivables Trust, Series 2005-B, Class A-4, FSA insured, 4.522% 2012	4,748	4,820
GMAC Mortgage Loan Trust, Series 2006-HE3, Class A-5, FGIC insured, 5.809% 20364	12,512	6,043
Home Equity Asset Trust, Series 2004-2, Class M-1, 1.026% 20344	7,984	5,377
Cendant Timeshare Receivables Funding, LLC, Series 2005-1, Class A-1, FGIC insured, 4.67% 20173	5,993	5,156
CWABS, Inc., Series 2004-BC1, Class M-1, 0.731% 20344	5,304	4,453
West Penn Funding LLC, Transition Bonds, Series 2005-A, Class A-1, 4.46% 20103	2,092	2,111
Impac CMB Grantor Trust, Series 2004-6, Class 1-A-1, 1.031% 20344	1,289	788
Impac CMB Grantor Trust, Series 2004-6, Class M-2, 1.131% 20344	1,277	426
Triad Automobile Receivables Trust, Series 2006-C, Class A-3, AMBAC insured, 5.26% 2011	1,128	1,129
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-3, 5.70% 2023	60	60
		395,355

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 0.16%
Croatian Government 6.75% 20193	17,000	18,343
Province of Ontario 1.875% 2012	16,750	16,595
Polish Government 6.375% 2019	14,350	15,680
Australia and New Zealand Government Agency-Guaranteed, Australia and
New Zealand Banking Group Ltd. 3.25% 20123	13,000	13,391
France Government Agency-Guaranteed, Société Finance 2.875% 20143	10,460	10,376
		74,385

MUNICIPALS — 0.02%
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, Class A, 6.72% 2025	14,041	11,230
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
Series 2001-A, Class A, 6.36% 2025	553	461
		11,691

MISCELLANEOUS — 0.03%
Other bonds & notes in initial period of acquisition		15,697

Total bonds & notes (cost: $14,948,747,000)		15,135,346

	Principal amount	Value
Short-term securities — 2.92%	(000)	(000)

Freddie Mac 0.11%–0.245% due 1/27–5/4/2010	$434,100	$434,014
U.S. Treasury Bills 0.055%–0.34% due 3/11–8/26/2010	350,200	349,841
Coca-Cola Co. 0.15%–0.20% due 2/17–5/11/20103	101,600	101,555
Straight-A Funding LLC 0.15%–0.18% due 2/2–3/10/20103	80,183	80,164
Paccar Financial Corp. 0.17%–0.19% due 1/26–3/18/2010	75,600	75,581
Fannie Mae 0.11%–0.25% due 3/24–8/16/2010	53,300	53,261
Medtronic Inc. 0.13% due 2/23/20103	50,600	50,586
General Electric Capital Services, Inc. 0.17% due 2/18/2010	30,000	29,991
General Electric Capital Corp. 0.01% due 1/4/2010	8,600	8,600
Bank of America Corp. 0.31% due 2/23/2010	33,100	33,089
Jupiter Securitization Co., LLC 0.15% due 1/12/20103	15,891	15,890
JPMorgan Chase & Co. 0.15% due 1/19/2010	15,600	15,599
Harvard University 0.14% due 2/11/2010	30,600	30,594
Federal Home Loan Bank 0.065%–0.122% due 1/13–2/19/2010	28,400	28,399
Walt Disney Co. 0.12% due 2/24/20103	25,000	24,991
Private Export Funding Corp. 0.22% due 3/29/20103	25,000	24,991
Johnson & Johnson 0.12% due 3/18/20103	23,700	23,692
NetJets Inc. 0.11% due 1/14/20103	14,400	14,399

Total short-term securities (cost: $1,394,951,000)		1,395,237

Total investment securities (cost: $43,815,272,000)		47,766,830
Other assets less liabilities		53,569

Net assets		$47,820,399

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.

2Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,” was $1,311,013,000, which represented 2.74% of the net assets of the fund. This amount includes $677,203,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

3Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,681,848,000, which represented 3.52% of the net assets of the fund.

4Coupon rate may change periodically.
5Index-linked bond whose principal amount moves with a government retail price index.
6Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-911-0210O-S21488

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO
To the Shareholders and Board of Directors of
American Balanced Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of American Balanced Fund, Inc. (the “Fund”) as of December 31, 2009, and for the year then ended and have issued our report thereon dated February 8, 2010, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of December 31, 2009, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 8, 2010

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN BALANCED FUND, INC.

By /s/ Robert G. O'Donnell
Robert G. O'Donnell, Vice Chairman and Principal Executive Officer

Date: February 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Robert G. O'Donnell
Robert G. O'Donnell, Vice Chairman and Principal Executive Officer

Date: February 26, 2010

By /s/ Jennifer M. Buchheim
Jennifer M. Buchheim, Treasurer and Principal Financial Officer

Date: February 26, 2010